UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23319

Carlyle Tactical Private Credit Fund
(Exact Name of Registrant as Specified In Its Charter)

One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Joshua Lefkowitz, Esq.
Chief Legal Officer, Carlyle Tactical Private Credit Fund
One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (833) 677-3646

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders

CARLYLE TACTICAL PRIVATE CREDIT FUND
SEMI-ANNUAL REPORT
JUNE 30, 2022

We are pleased to present the Carlyle Tactical Private Credit Fund (the “Fund”) 2022 Semi-Annual Review.

SEMI-ANNUAL 2022 SHAREHOLDER LETTER
The Fund’s Class I shares returned -4.22% for the year-to-date period ended June 30, 2022. The Q2 dividend for Class A, I, L, Y, N, and M shares were $0.14, $0.15, $0.14, $0.14, $0.16, and $0.13, respectively. The weighted average total yield of the Fund’s portfolio at fair value was 8.3% and the annualized distribution rates1 for the various classes were: Class A (without sales charge) 6.7%, Class I 7.1%, Class L (without sales charge) 6.6%, Class Y 6.9%, Class N 7.5% and Class M 6.3%.

FUND REVIEW & DISCUSSION OF PERFORMANCE
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies.
As of June 30, 2022, the Fund had $1,250 million of Net Assets and, by utilizing leverage, total assets (including cash and other assets) of $1,845 million. The Fund reduced leverage in the first quarter given heightened volatility to take advantage of possible dislocations. Through the second quarter, the Fund was able to capture higher relative value opportunities. The asset coverage ratio (exclusive of preferred equity shares) and the total asset coverage ratio (inclusive of preferred equity shares) for the Fund as of June 30, 2022 were 659% and 372%, respectively. As a percentage of total assets, the Fund’s portfolio, consisted of 61.4% first-lien debt investments, 7.3% second-lien debt investments, 0.2% unsecured debt investments, 15.6% Structured Credit investments, 8.8% Corporate Bond investments and 3.4% unlisted equity (including preferred equity and warrants). These levels are in line with concentration limits disclosed to the Fund’s shareholders. Ninety percent of the Fund’s debt investments were floating rate in nature. The Fund had debt investments across over 200 portfolio companies with an average investment size of less than 1% of the total portfolio. Eighty one percent of the portfolio represented investments in companies located in the United States. All debt investments were performing and current on their interest payments as of June 30, 2022.
The Fund also notably increased the number of positions in its portfolio from less than 200 at the end of 2020 to more than 480 as of June 30, 2022, as the Fund continued to diversify in position size and across industries. Given the diversification of the portfolio across issuers, industries, and positions, the Fund is not overly dependent on any one specific credit outcome. We continue to believe that the overall portfolio is of high credit quality and is well positioned to perform over the duration of an economic cycle.
The largest industries in the Fund’s portfolio were Banking, Finance, Insurance & Real Estate, Healthcare & Pharmaceuticals and Software, which collectively represented 36.1% of net assets. No single industry exceeds 15% of net assets and the top ten industries represent 80.2% of net assets.
As of June 30, 2022, the Fund’s total assets were allocated 21.2% to Opportunistic Credit, 34.4% to Direct Lending, 22.5% to Liquid Credit, 15.6% to Structured Credit, 3.0% to Real Assets, 0.0% to Special Situations, 1.2% to cash & equivalents and 2.2% to other assets.
MARKET REVIEW
The second quarter of 2022 was characterized by volatility as investors focused on the impact of accelerating inflation, rising rates, the continuing war in Ukraine and increasing recessionary concerns. With this as the backdrop, Q2 2022 witnessed a continued slowdown in issuance marketwide with current U.S. leveraged loan volume in the second quarter at a six-quarter low. During the quarter, the U.S. leveraged loan market returned –4.6% and the U.S. high yield market returned –9.7%. Treasuries notably had one of their worst starts to the year in history, with the US Long Treasury Index down 12% in Q2.
Amidst the uncertain macro environment, total Q2 2022 institutional loan volume of $56 billion marked the lowest since Q2 2020. Issuance for the quarter was driven by M&A activity, while opportunistic activity saw a continued slowdown from Q1 2022. Notably, price volatility as a result of broader uncertainty in the market halted primary issuance and led to price widening. The average new issue spread for institutional loans rose to 438 bps (a bp is 1/100th of a percentage point) in Q2 2022. Following a record setting 2021, high yield bond issuance continued to drop in Q2 2022 to $24.7 billion
1 Distribution rates are calculated by annualizing the respective distributions per share announced on June 30, 2022 and dividing these amounts by the respective net asset price as of June 30, 2022.

compared to $137 billion in Q2 2021. Year to date, issuance is down 76% as compared to the same period last year. Notably, U.S. high-yield retail funds have experienced ~$35 billion of net outflows for the year-to-date period. The average yield at issuance in the second quarter rose to 7.65%, compared to 6.22% in Q1 2022, as investors continued to withdraw from fixed rate assets in favor of floating rate investments amid rising rates and spread expansion. As yields have increased across high yield, the Fund has, and will continue to, pursue attractive relative-value opportunities in this space while being mindful of the portfolio’s overall duration.
Q2 2022 CLO issuance of $40.2 billion marked an increase from $31.2 billion in the first quarter. Quarterly issuance is markedly lower than the record setting Q4 2021 driven by market volatility, recession concerns, and uncertainty in interest rates. Despite the quarter over quarter increase in issuance, recent trends have led analysts to pare down projections. Given the broader market uncertainty, debt investors in CLOs require higher spreads and deals have been pricing with shorter non-call and reinvestment periods. Managers are also looking to raise shorter dated deals, including print-and-sprints, to try and take advantage of the market dislocation in secondary loans.
In the middle market, we saw a modest slowdown in new deal flow throughout Q2 2022. Notably, pricing in the middle market has not adjusted as quickly as what we’ve seen in the liquid markets. While new issue middle market loan volume has continued to decline throughout Q2 2022, we continue to see lenders looking to differentiate themselves through complex structures and bespoke product offerings. Further, private capital providers have stepped in to fill the void and provide certainty amidst banks withdrawing from the market.
As focus shifted from COVID recovery in 2021 to increased inflation, the expectation of Fed rate hikes has dramatically shifted. At the start of the year, the implied number of hikes through year end was three. Through Q2 2022, the Fed completed three hikes, the 75-bps hike in June the largest since 1994, with another 200-bps in hikes being priced in through the end of the year. In July, the Fed hiked an additional 75-bps, while increasing fears of a slowdown have decreased forward rate hike expectations and volatility is expected to remain elevated. The Fund’s portfolio is positioned in majority floating-rate senior secured assets, mitigating interest rate risk. As the Fed continues to hike rates, we expect to participate in the upside of rising rates in Q3 and beyond. Given higher base rates from Fed hikes and credit spreads from market uncertainty, we expect there to be opportunities to invest capital at higher underwritten returns across the markets in which we participate.
STRATEGY & OUTLOOK
Since inception of the Fund in June 2018, we have been able to create our desired portfolio across industries and issuers, consisting primarily of floating rate, senior secured loans. The first half of 2022 was marked by widespread market volatility due to accelerating inflation, rate hikes and Russia’s invasion of Ukraine. As we enter the second half of 2022, we believe our existing portfolio remains healthy and we are well-positioned to take advantage of opportunities in the near, medium and long-term. We are seeing enhanced demand for transitional capital supported by a slowdown in the liquid credit markets. Founder, family and entrepreneur owned businesses are showing substantial demand for transitional capital2 as borrowers continue to seek solutions to complex capital needs that cannot currently be met by traditional credit markets. We continue to view direct lending as a core holding of the portfolio offering better documentation and protections, as compared to the liquid loan markets.
Further, the floating rate nature of direct lending loans results in minimal duration risk, which is attractive in a rising rate environment. In our real assets strategy, we see a strong pipeline of below investment grade infrastructure credit opportunities. We believe real assets continue to offer enhanced yield as well as diversification and correlation benefits to our portfolio.
We continue to believe it is prudent to maintain a defensive posture in shorter duration, floating-rate investments in liquid credit, while looking to augment portfolio returns and diversification by allocating to non-sponsored, opportunistic credit and direct lending opportunities. Notably, as of Q2 2022 the portfolio is 90% floating rate allowing resets at higher rates. We believe given the Fund’s tactical nature, the market volatility will continue to create attractive opportunities for the Fund.
2 Transitional capital is capital that companies need outside the regular course of business, that may fund transformative events, and is not widely available in the regular way capital markets.

Justin Plouffe            Linda Pace            Brian Marcus
Portfolio Manager        Portfolio Manager        Portfolio Manager

PERFORMANCE
Average Annual Total Returns through June 30, 2022.*

Class	Ticker	Inception Date	1-Year	Since Inception(1)
A Share	TAKAX	6/4/2018	(0.88)%	2.38%
A Share with 3.0% Sales Load(2)	TAKAX	6/4/2018	(3.88)%	1.49%
I Share	TAKIX	9/4/2018	(0.50)%	3.26%
L Share	TAKLX	9/4/2018	(1.02)%	2.65%
L Share with 3.5% Sales Load	TAKLX	9/4/2018	(4.52)%	1.71%
M Share	TAKMX	5/15/2020	(1.35)%	11.59%
N Share	TAKNX	4/18/2019	(0.44)%	3.23%
Y Share	TAKYX	9/4/2018	(0.74)%	2.95%
* These returns assume reinvestments of all distributions at net asset value and reflect a maximum sales load of 3.0% for Class A shares and 3.5% for Class L shares. Because Class I, Class M, Class N and Class Y Shares do not involve a sales load, such a charge is not applied to their Average Annual Total Returns.
(1) Since inception is an annualized total return.
(2) The average annual total return figures for the Fund’s Class A Shares reflect a maximum initial sales charge of 3.00%, the maximum rate currently in effect. Prior to September 1, 2020, the maximum initial sales charge applicable to sales of Class A Shares of the Fund was 3.50%, which is not reflected in the average annual total return figures shown.
Returns shown in the charts below include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when repurchased, may be worth more or less than the original cost.

Past Performance is no guarantee of future results. Represents income only and does not include return of capital. Represents annualized distribution rate, which is calculated by taking the current quarter’s distribution rate divided by the current quarter-end NAV and annualizing, without compounding. NAV = NAV Per Share, MTD = Month to Date, QTD = Quarter to Date, YTD = Year to Date and ITD = Inception to Date (calculated on a cumulative basis). Annual Expense Ratios: Gross: Class A shares 4.65% / Class I shares 4.15% / Class L shares 4.66% / Class M shares 4.91%/ Class N shares 4.15% / Class Y shares 4.40%. Net: Class A shares 4.65% / Class I shares 4.41% / Class L shares 4.92% / Class M shares 5.17% / Class N shares 4.15% / Class Y shares 4.66%. The Net Annual Expense Ratios exceed the Gross Annual Expense Ratios for certain share classes as a result of recoupment of previously reimbursed expense waivers. The performance data quoted represents past performance, which does not guarantee future results. Current performance and expense ratios may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the fund will fluctuate so that an investor’s shares, when repurchased, may be worth more or less than the original cost. For performance data current to the most recent month-end, visit www.CarlyleTacticalCredit.com or call 833-677-3646. Class Y, N, M and Class I shares are not subject to a sales charge. The net expense ratio takes into account any contractual fee waivers and/ or reimbursements, without which net performance would have been lower. These undertakings may not be amended or withdrawn for one year from the date of the current prospectus, unless approved by the Board. Generally, Class A Shares and Class L Shares are offered through Financial Intermediaries on brokerage or transactional platforms. Class Y, M, N Shares and Class I Shares are generally available through fee-based programs, registered investment advisers and other institutional accounts. Generally, Class I shares can only be purchased with a $250,000 initial investment. See prospectus for details.

Investors should consult with their financial advisor about the suitability of this fund in their portfolio.

INVESTING IN THE FUND INVOLVES A HIGH DEGREE OF RISK, INCLUDING THE RISK THAT YOU MAY RECEIVE LITTLE OR NO RETURN ON YOUR INVESTMENT OR THAT YOU MAY LOSE PART OR ALL OF YOUR INVESTMENT. THIS IS A CLOSED-END INTERVAL FUND AND IS NOT INTENDED TO BE A TYPICAL TRADED INVESTMENT. THE FUND WILL NOT BE LISTED OR TRADED ON ANY STOCK EXCHANGE. LIMITED LIQUIDITY IS PROVIDED TO SHAREHOLDERS ONLY THROUGH THE FUND’S QUARTERLY REPURCHASE OFFERS FOR NO LESS THAN 5% OF THE FUND’S SHARES OUTSTANDING AT NET ASSET VALUE. REGARDLESS OF HOW THE FUND PERFORMS, THERE IS NO GUARANTEE THAT SHAREHOLDERS WILL BE ABLE TO SELL ALL OF THE SHARES THEY DESIRE IN A QUARTERLY REPURCHASE OFFER.

THERE CURRENTLY IS NO SECONDARY MARKET FOR THE FUND'S SHARES AND THE FUND EXPECTS THAT NO SECONDARY MARKET WILL DEVELOP. SHARES OF THE FUND WILL NOT BE LISTED ON ANY SECURITIES EXCHANGE, WHICH MAKES THEM INHERENTLY ILLIQUID. LIMITED LIQUIDITY IS PROVIDED TO SHAREHOLDERS ONLY THROUGH THE FUND'S QUARTERLY REPURCHASE OFFERS, REGARDLESS OF HOW THE FUND PERFORMS.

There is no assurance that quarterly distributions paid by the Fund will be maintained at the targeted level or that dividends will be paid at all. The Fund's distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. A return of capital to shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment.

This material is provided for general and educational purposes only, is not intended to provide legal or tax advice, and is not for use to avoid penalties that may be imposed under U.S. federal tax laws. Contact your attorney or other advisor regarding your specific legal, investment or tax situation.

Investing involves risk. Investment return and principal value of an investment will fluctuate, and an investor's shares, when repurchased, may be worth more or less than their original cost. Fixed income investing entails credit and interest rate risks. When interest rates rise, bond prices generally fall, and the Fund's share prices can fall. Below-investment-grade (“high yield” or “junk”) bonds are more at risk of default and are subject to liquidity risk. Credit instruments that are rated below investment grade (commonly referred to as “high yield” securities or “junk bonds”) are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Collateralized loan obligations (CLOs) are debt instruments but also carry additional risks related to the complexity and leverage inherent in the CLO structure. Because of the risks associated with investing in high yield securities, an investment in the Fund should be considered speculative. Some of the credit instruments will have no credit rating at all. The Fund may invest in loans and the value of those loans may be detrimentally affected to the extent a borrower defaults on its obligations. Senior loans are typically lower rated and may be illiquid investments, which may not have a ready market. Investments in lesser-known and middle market companies may be more vulnerable than larger, more established organizations. Distressed credit investments are inherently speculative and are subject to a high degree of risk. Leverage (borrowing) involves transaction and interest costs on amounts borrowed, which may reduce performance. Foreign investments may be volatile and involve additional expenses and special risks, including currency fluctuations, foreign taxes, regulatory and geopolitical risks.

The mention of specific currencies, securities, issuers or sectors does not constitute a recommendation on behalf the Fund or Carlyle. Prior to November 4, 2019, the Fund’s name was the OFI Carlyle Private Credit Fund.

Shares are not FDIC insured, may lose value and not have bank guarantee. Investors should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. This and other important information about the Fund is in the prospectus, which can be obtained by contacting your financial advisor or visiting www.CarlyleTacticalCredit.com. The prospectus should be read carefully before investing.

The Fund is distributed by Foreside Fund Services, LLC.

Top Holdings and Industries
Portfolio holdings and industries are subject to change. Percentages are as of June 30, 2022, and are based on net assets.

Top Ten Industries (1)
Banking, Finance, Insurance & Real Estate	14.0%
Healthcare & Pharmaceuticals	12.1%
Software	10.0%
Hotel, Gaming & Leisure	8.2%
High Tech Industries	7.3%
Business Services	6.9%
Containers, Packaging & Glass	6.0%
Consumer Services	5.9%
Energy: Oil & Gas	5.0%
Aerospace & Defense	4.8%
(1) Although not an industry, Collateralized Loan Obligations are 23.0% of net assets.

Top Ten Holdings
Rome Bidco Ltd., GBP Term Loan	3.0%
Tank Holding Corp., Term Loan	2.9%
Kaseya, Inc., Term Loan	2.8%
Intelerad Medical Systems, Inc., PIK Term Loan	2.2%
Athena S.p.A, EUR Corporate Bond	2.1%
Cordstrap Holding B.V., EUR PIK Facility B	2.0%
GasLog Ltd., Corporate Bond	1.9%
Infront Luxembourg Finance S.a.r.l., Term Loan, Tranche B	1.7%
Bubbles Bidco S.p.A., EUR Corporate Bond	1.7%
Hadrian Acquisition Limited, GBP Term Loan, Tranche B2	1.7%

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of June 30, 2022

Investments—Corporate Loans (101.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
First Lien Debt (90.6%)
520 Mezz Owner 2 LLC	Mezzanine Term Loan	(4) (5) (6)	Banking, Finance, Insurance & Real Estate	SOFR + 1388	15.13%	3/2/2026	$6,109,979	$5,856,748	$5,712,831
AAdvantage Loyalty IP Ltd.	Term Loan	(2) (3) (4)	Aerospace & Defense	LIBOR + 475	5.50%	4/20/2028	7,000,000	7,033,912	6,664,980
Acrisure, LLC	Term Loan, Tranche B	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 425	5.92%	2/13/2027	5,970,000	5,937,681	5,621,770
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(4) (5)	Containers, Packaging & Glass	LIBOR + 600	7.52%	12/17/2026	1,144,866	1,127,454	1,130,636
Advanced Web Technologies Holding Company	Term Loan	(3) (4) (5)	Containers, Packaging & Glass	LIBOR + 600	7.52%	12/17/2026	2,911,011	2,865,502	2,874,827
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	(4) (5) (6)	Containers, Packaging & Glass	LIBOR + 600	7.52%	12/17/2026	659,824	630,972	639,877
Advanced Web Technologies Holding Company	Revolver	(4) (5) (6)	Containers, Packaging & Glass	LIBOR + 600	7.52%	12/17/2026	82,093	74,675	75,970
Air Medical Group Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 425	5.92%	10/2/2025	3,989,873	3,989,873	3,703,121
Allied Universal Holdco, LLC	Incremental Term Loan, Tranche B	(2) (3) (4)	Business Services	LIBOR + 375	5.42%	5/14/2028	2,984,962	2,987,126	2,729,986
AllSpring Buyer, LLC	Term Loan, Tranche B	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 325	5.56%	11/1/2028	3,097,077	3,081,192	2,969,322
Alpine Acquisition Corp II	Term Loan	(3) (4) (5)	Transportation: Cargo	SOFR + 600	7.22%	11/30/2026	20,400,710	19,930,451	19,603,005
Altice France SA	Term Loan, Tranche B13	(2) (3) (4)	Media: Advertising, Printing & Publishing	LIBOR + 400	5.41%	8/14/2026	1,994,832	1,989,991	1,818,409
Amentum Government Services Holdings, LLC	Term Loan	(3) (4)	Aerospace & Defense	SOFR + 400	5.60%	2/10/2029	3,000,000	2,985,642	2,848,140
American Physician Partners, LLC	Term Loan, Tranche A	(3) (4) (5) (8)	Healthcare & Pharmaceuticals	LIBOR + 675, 3.50% PIK	12.04%	8/5/2022	2,308,211	2,308,211	2,308,211
American Physician Partners, LLC	Delayed Draw Term Loan	(3) (4) (5) (8)	Healthcare & Pharmaceuticals	LIBOR + 675, 3.50% PIK	12.50%	8/5/2022	433,377	433,377	433,377
American Physician Partners, LLC	Revolver	(3) (4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 675	9.00%	8/5/2022	146,253	146,253	146,253
Amerilife Holdings, LLC	Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 400	5.67%	3/18/2027	4,977,234	4,946,083	4,751,716
Ankura Consulting Group, LLC	Term Loan, Tranche B	(3) (4)	Business Services	SOFR + 450	6.14%	3/17/2028	2,488,313	2,494,393	2,351,456
Applied Technical Services, LLC	Term Loan	(3) (4) (5)	Business Services	LIBOR + 575	8.10%	12/29/2026	2,919,960	2,868,261	2,892,933
Applied Technical Services, LLC	Delayed Draw Term Loan	(4) (5)	Business Services	LIBOR + 575	8.10%	12/29/2026	981,472	964,528	972,388
Applied Technical Services, LLC	Revolver	(4) (5) (6)	Business Services	LIBOR + 575	8.10%	12/29/2026	158,103	151,351	154,444
Applied Technical Services, LLC	1st Amendment Delayed Draw Term Loan, Tranche A	(4) (5) (6)	Business Services	LIBOR + 575	8.10%	12/29/2026	2,675,092	2,564,979	2,623,071
Appriss Health, LLC	Term Loan	(3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 725	8.25%	5/6/2027	13,333,333	13,093,558	12,988,010
Apptio, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 600	7.25%	1/10/2025	2,665,555	2,638,688	2,665,555
Apptio, Inc.	Revolver	(3) (4) (5) (6)	Software	LIBOR + 600	7.25%	1/10/2025	71,006	71,006	71,006
Ascend Buyer, LLC	Term Loan	(3) (4) (5)	Containers, Packaging & Glass	LIBOR + 575	7.99%	9/30/2028	16,747,431	16,441,400	16,256,529

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2022

Investments—Corporate Loans (101.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Ascend Buyer, LLC	Revolver	(4) (5) (6)	Containers, Packaging & Glass	LIBOR + 575	7.99%	9/30/2027	228,225	198,124	178,052
ASP Blade Holdings, Inc.	Initial Term Loan	(2) (3) (4)	Capital Equipment	LIBOR + 400	5.67%	10/13/2028	1,990,588	1,981,430	1,738,440
ASP Navigate Acquisition Corp.	Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 450	5.90%	10/6/2027	3,249,415	3,209,429	3,062,574
Associations, Inc.	Delayed Draw Term Loan, Tranche D	(3) (4) (5) (8)	Construction & Building	LIBOR + 400, 2.50% PIK	8.99%	7/2/2027	612,734	587,595	583,610
Associations, Inc.	Delayed Draw Term Loan, Tranche C	(4) (5) (8)	Construction & Building	LIBOR + 400, 2.50% PIK	8.99%	7/2/2027	1,014,600	1,006,041	1,001,987
Associations, Inc.	Delayed Draw Term Loan, Tranche B	(4) (5) (8)	Construction & Building	LIBOR + 400, 2.50% PIK	8.99%	7/2/2027	1,014,575	1,006,002	1,001,962
Associations, Inc.	Delayed Draw Term Loan, Tranche A	(3) (4) (5) (8)	Construction & Building	LIBOR + 400, 2.50% PIK	8.99%	7/2/2027	487,470	483,345	481,410
Associations, Inc.	Term Loan	(3) (4) (5) (8)	Construction & Building	LIBOR + 400, 2.50% PIK	8.99%	7/2/2027	4,121,566	4,089,029	4,070,328
Astra Acquisition Corp.	Term Loan	(2) (3) (4)	Software	LIBOR + 525	6.92%	10/25/2028	4,506,731	4,360,532	3,898,322
Athenahealth, Inc.	Term Loan, Tranche B	(2) (3) (4)	Software	SOFR + 350	5.01%	1/28/2029	3,078,261	3,061,068	2,783,529
Aveanna Healthcare, LLC	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 375	5.35%	7/17/2028	4,026,179	4,021,614	3,527,940
Aveanna Healthcare, LLC	Delayed Draw Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 375	5.35%	7/17/2028	943,396	942,217	826,651
Barnes & Noble, Inc.	Term Loan	(3) (4) (5) (11)	Retail	LIBOR + 650	9.92%	12/20/2026	2,847,555	2,801,273	2,769,082
Blackstone CQP	Term Loan	(3) (4)	Energy: Oil & Gas	LIBOR + 375	6.00%	6/5/2028	4,974,874	4,962,774	4,663,945
Bluecat Networks (USA), Inc.	Term Loan	(3) (4) (5)	High Tech Industries	LIBOR + 625	8.50%	10/30/2026	3,194,954	3,143,564	3,209,869
Boxer Parent Company Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 375	5.42%	10/2/2025	2,013,281	2,013,281	1,870,680
Caldic B.V.	Term Loan, Tranche B	(3) (4)	Transportation: Cargo	SOFR + 400	4.67%	2/4/2029	2,992,500	2,985,289	2,809,209
Cambrex Corporation	Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 350	5.03%	12/4/2026	5,918,479	5,918,479	5,602,195
Cano Health, LLC	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	SOFR + 400	5.63%	11/23/2027	5,241,541	5,229,202	4,782,906
CDK Global, Inc.	Term Loan	(3) (4)	Computers and Electronics	SOFR + 450	6.61%	6/8/2029	3,800,000	3,686,000	3,581,994
Chemical Computing Group ULC	Term Loan, Tranche A	(3) (4) (5)	Software	LIBOR + 450	6.17%	8/30/2024	2,145,669	2,137,133	2,106,480
Chudy Group, LLC	Term Loan	(3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 575	6.75%	6/30/2027	3,285,517	3,243,141	3,262,492
Chudy Group, LLC	Delayed Draw Term Loan	(4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 575	6.75%	6/30/2027	91,954	83,289	87,121
City Football Group Ltd.	Term Loan	(3) (4)	Hotel, Gaming & Leisure	LIBOR + 350	4.60%	7/21/2028	1,990,000	1,985,228	1,820,850
Cobham Ultra SeniorCo S.a.r.l	Term Loan	(3) (4)	Electronic Equipment, Instruments & Components	LIBOR + 375	4.25%	11/17/2028	3,000,000	3,000,000	2,847,510
CommerceHub, Inc.	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	6.25%	12/29/2027	3,952,368	3,954,765	3,468,203
Conduent, Inc.	Term Loan, Tranche B	(2) (3) (4)	Business Services	LIBOR + 425	5.92%	10/16/2028	2,985,000	2,957,566	2,895,450
Convergint Technologies, LLC	Incremental Term Loan	(3) (4) (5)	Software	SOFR + 425	5.78%	3/31/2028	2,183,716	2,152,418	2,085,449
Convergint Technologies, LLC	Incremental Delayed Draw Term Loan	(3) (4) (5) (6)	Software	SOFR + 425	5.78%	3/31/2028	389,189	377,604	352,702
Cordstrap Holding B.V.	EUR WC Bridge Facility	(3) (4) (5)	Transportation: Cargo	EURIBOR + 500	5.00%	2/11/2023	€ 1,049,400	1,070,857	1,077,724
Cordstrap Holding B.V.	EUR PIK Facility B	(3) (4) (5) (8)	Transportation: Cargo	EURIBOR + 563, 2.63% PIK	8.25%	5/11/2028	€ 24,118,710	24,468,075	24,707,014

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2022

Investments—Corporate Loans (101.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
CoreLogic, Inc.	Term Loan	(2) (3) (4)	Commercial Services & Supplies	LIBOR + 350	5.19%	6/2/2028	4,168,500	4,150,154	3,455,686
CP Developer S.a.r.l.	Term Loan	(3) (4) (5) (8)	Banking, Finance, Insurance & Real Estate	EURIBOR + 800, 2.00% PIK	10.00%	5/22/2026	€ 12,728,311	13,586,430	11,171,106
Da Vinci Purchaser Corp.	Term Loan	(2) (3) (4)	Software	LIBOR + 400	5.67%	1/8/2027	4,939,697	4,950,738	4,668,014
DCA Investment Holdings, LLC	Delayed Draw Term Loan	(4) (5) (6)	Healthcare & Pharmaceuticals	SOFR + 600	6.75%	3/12/2023	45,524	40,852	33,269
DCA Investment Holdings, LLC	Term Loan	(3) (4) (5)	Healthcare & Pharmaceuticals	SOFR + 600	6.75%	4/3/2028	3,277,428	3,235,681	3,195,211
DCA Investment Holdings, LLC	Incremental Term Loan	(4) (5)	Healthcare & Pharmaceuticals	SOFR + 600	6.75%	4/3/2028	1,479,437	1,464,813	1,442,324
DexKo Global, Inc.	Delayed Draw Term Loan	(2) (3) (4)	Automotive	LIBOR + 375	6.00%	10/4/2028	594,055	594,055	545,788
DexKo Global, Inc.	Term Loan, Tranche B	(2) (3) (4)	Automotive	LIBOR + 375	6.00%	10/4/2028	3,146,570	3,132,242	2,890,911
DG Investment Intermediate Holdings 2, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 350	5.17%	3/31/2028	2,871,095	2,871,079	2,676,406
Digital Intelligence Systems, LLC	Term Loan	(3) (5)	Consumer Services	9.00%	9.00%	4/2/2026	11,845,350	11,104,396	11,963,803
Diligent Corporation	Term Loan, Tranche B2	(3) (4) (5)	Telecommunications	LIBOR + 575	8.00%	8/4/2025	1,678,750	1,666,489	1,627,130
Diligent Corporation	Term Loan, Tranche B3	(3) (4) (5)	Telecommunications	LIBOR + 625	9.10%	8/4/2025	2,271,250	2,251,806	2,201,411
Diligent Corporation	Term Loan, Tranche B1	(3) (4) (5)	Telecommunications	LIBOR + 625	9.10%	8/4/2025	1,425,312	1,401,699	1,400,601
Diligent Corporation	Revolver	(4) (5) (6)	Telecommunications	LIBOR + 625	9.10%	8/4/2025	58,600	56,764	56,568
Diligent Corporation	Delayed Draw Term Loan, Tranche B1	(4) (5)	Telecommunications	LIBOR + 625	9.10%	8/4/2025	194,376	191,284	191,006
DiversiTech Holdings, Inc.	Delayed Draw Term Loan	(2) (3) (4)	Machinery	LIBOR + 375	6.00%	12/22/2028	2,479,500	2,453,457	2,292,388
Dwyer Instruments, Inc.	Revolver	(4) (5) (6)	Capital Equipment	LIBOR + 550	8.38%	7/21/2027	447,025	428,668	432,977
Dwyer Instruments, Inc.	Term Loan	(3) (4) (5)	Capital Equipment	LIBOR + 550	8.38%	7/21/2027	11,742,443	11,521,793	11,575,553
EFS Cogen Holdings I, LLC	Term Loan, Tranche B	(2) (3) (4)	Utilities	LIBOR + 350	5.76%	10/1/2027	1,952,530	1,949,897	1,823,585
Electronics for Imaging, Inc.	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 500	6.67%	7/23/2026	4,664,248	4,516,562	4,142,132
Element Materials Technology Group US Holdings, Inc.	Delayed Draw Term Loan	(3) (4)	Business Services	SOFR + 425	4.75%	4/12/2029	1,383,158	1,379,017	1,324,374
Element Materials Technology Group US Holdings, Inc.	Term Loan	(3) (4)	Business Services	SOFR + 425	4.75%	4/12/2029	3,716,842	3,706,975	3,558,876
Eliassen Group, LLC	Term Loan	(3) (4) (5)	Business Services	SOFR + 575	7.80%	4/14/2028	20,423,901	20,069,968	19,845,079
Ellkay, LLC	Term Loan	(3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 575	6.85%	9/14/2027	14,178,065	13,894,591	13,531,271
Engineered Machinery Holdings, Inc.	Incremental Term Loan	(2) (3) (4)	Capital Equipment	LIBOR + 375	6.00%	5/19/2028	1,990,000	1,981,155	1,864,391
Epicor Software Corporation	Term Loan	(2) (3) (4)	Software	LIBOR + 325	4.92%	7/30/2027	1,989,873	1,992,277	1,873,864
EPS Nass Parent, Inc.	Term Loan	(3) (4) (5)	Utilities: Electric	LIBOR + 575	7.99%	4/19/2028	841,102	826,615	817,201
EPS Nass Parent, Inc.	Revolver	(4) (5) (6)	Utilities: Electric	LIBOR + 575	7.99%	4/19/2026	7,255	6,208	5,328
EPS Nass Parent, Inc.	Delayed Draw Term Loan	(4) (5) (6)	Utilities: Electric	LIBOR + 575	7.99%	4/19/2028	47,339	45,922	44,934
eResearchTechnology, Inc.	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 450	6.17%	2/4/2027	1,974,811	1,974,811	1,819,295
Excel Fitness Holdings, Inc.	Term Loan	(2) (3) (4) (5)	Hotel, Gaming & Leisure	SOFR + 525	7.83%	4/29/2029	6,234,375	6,094,812	6,091,874
Fertitta Entertainment, LLC	Term Loan, Tranche B	(3) (4)	Hotel, Gaming & Leisure	SOFR + 400	5.53%	1/13/2029	4,987,500	4,984,470	4,586,655
Finastra USA, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 350	6.87%	6/13/2024	3,983,475	3,925,247	3,581,383

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2022

Investments—Corporate Loans (101.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Flagship Intermediate Holdco, LLC	Delayed Draw Term Loan	(3) (4) (5)	Retail	SOFR + 575	7.28%	2/18/2028	1,849,171	1,814,275	1,782,783
Flagship Intermediate Holdco, LLC	Term Loan	(3) (4) (5)	Retail	SOFR + 575	7.28%	2/18/2028	4,441,446	4,357,650	4,281,991
Flagship Intermediate Holdco, LLC	1st Amendment Delayed Drawn Term Loan, Tranche B	(3) (4) (5)	Retail	SOFR + 575	7.28%	2/18/2028	5,829,192	5,719,211	5,619,914
Flagship Intermediate Holdco, LLC	2nd Amendment Delayed Draw Term Loan, Tranche C	(4) (5) (6)	Retail	SOFR + 575	7.28%	2/18/2028	9,599,616	9,147,688	8,738,011
Fluid-Flow Products, Inc.	Term Loan	(2) (3) (4)	Commercial Services & Supplies	LIBOR + 375	6.00%	3/31/2028	4,965,012	4,947,032	4,660,905
Flynn Restaurant Group LP	Term Loan	(3) (4)	Retail	LIBOR + 425	5.92%	12/1/2028	2,985,000	2,956,953	2,774,557
Forefront Management Holdings, LLC	Term Loan, Tranche B	(3) (4) (5)	Healthcare & Pharmaceuticals	SOFR + 425	5.94%	3/23/2029	3,454,331	3,387,204	3,212,528
Forefront Management Holdings, LLC	Delayed Draw Term Loan	(3) (4) (5) (6)	Healthcare & Pharmaceuticals	SOFR + 425	5.94%	3/23/2029	102,015	89,518	56,818
Gainwell Acquisition Corp.	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	6.25%	10/1/2027	4,458,671	4,443,905	4,207,871
Grab Holdings, Inc.	Term Loan, Tranche B	(2) (4)	Software	LIBOR + 450	5.50%	1/29/2026	3,964,924	3,929,650	3,608,081
Granite Holdings US Acquisition Co.	Term Loan, Tranche B	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 400	6.31%	9/30/2026	2,454,368	2,341,903	2,313,242
Greeneden U.S. Holdings I, LLC	Term Loan, Tranche B4	(3) (4)	Telecommunications	LIBOR + 400	5.67%	12/1/2027	1,994,950	1,994,949	1,902,184
Greenhouse Software, Inc.	Term Loan	(3) (4) (5)	Software	LIBOR + 650	8.10%	3/1/2027	7,598,039	7,445,532	7,254,244
Hadrian Acquisition Limited	GBP Term Loan, Tranche B2	(3) (4) (5) (8)	Banking, Finance, Insurance & Real Estate	SONIA + 526, 3.47% PIK	9.92%	2/28/2029	£18,030,584	24,070,948	20,952,347
Hampton Rubber Company	Term Loan	(3) (4) (5) (8)	Capital Goods	LIBOR + 825, 1.75% PIK	11.01%	1/9/2026	4,048,470	3,976,595	4,048,470
Hawkeye AcquisitionCo, LLC	Delayed Draw Term Loan	(3) (4) (5)	Aerospace & Defense	LIBOR + 625	8.43%	3/1/2027	1,469,933	1,446,303	1,423,654
Hawkeye AcquisitionCo, LLC	Second Amendment Incremental Term Loan	(3) (4) (5)	Aerospace & Defense	LIBOR + 625	8.48%	11/19/2026	2,010,950	1,978,674	1,947,638
Heartland Home Services, Inc.	Delayed Draw Term Loan	(4) (5)	Consumer Services	LIBOR + 600	7.67%	12/15/2026	8,717,471	8,640,519	8,596,098
Heartland Home Services, Inc.	2nd Amendment Delayed Draw Term loan	(4) (5) (6)	Consumer Services	LIBOR + 575	7.33%	12/15/2026	2,949,443	2,892,457	2,808,417
Helios Buyer, Inc.	Revolver	(4) (5) (6)	Consumer Services	LIBOR + 600	7.67%	12/15/2026	73,007	62,514	63,330
Helios Buyer, Inc.	Delayed Draw Term Loan	(3) (4) (5)	Consumer Services	LIBOR + 600	7.67%	12/15/2026	2,312,867	2,277,369	2,280,665
Helios Buyer, Inc.	Term Loan	(3) (4) (5)	Consumer Services	LIBOR + 600	7.64%	12/15/2026	6,963,871	6,874,429	6,866,913
Hercules Borrower LLC	Revolver	(4) (5) (6)	Environmental Industries	LIBOR + 650	8.72%	12/14/2026	76,795	63,296	67,242
Hercules Borrower LLC	Term Loan	(3) (4) (5)	Environmental Industries	LIBOR + 650	8.72%	12/14/2026	6,119,895	5,999,771	6,038,696
Hercules Borrower LLC	Delayed Draw Term Loan	(4) (5) (6)	Environmental Industries	LIBOR + 550	7.72%	12/14/2026	1,301,282	1,246,783	1,151,217
Hercules Borrower LLC	Term Loan	(3) (4) (5)	Environmental Industries	LIBOR + 550	7.72%	12/14/2026	347,939	341,898	331,571
Higginbotham Insurance Agency, Inc.	Term Loan	(3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	7.17%	11/25/2026	4,953,360	4,908,855	4,835,155

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2022

Investments—Corporate Loans (101.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Higginbotham Insurance Agency, Inc.	Incremental Delayed Draw Term Loan	(4) (5) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	7.17%	11/25/2026	611,333	571,980	506,707
Holley Purchaser, Inc.	Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 375	5.58%	11/17/2028	2,143,436	2,133,485	2,018,409
Hoosier Intermediate, LLC	Revolver	(4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 550	6.96%	11/15/2028	180,000	147,677	86,859
Hoosier Intermediate, LLC	Term Loan	(3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 550	6.96%	11/15/2028	12,329,100	12,100,209	11,691,128
HS Spa Holdings Inc.	Term Loan	(3) (4) (5)	Consumer Services	SOFR + 575	7.56%	6/2/2029	8,648,256	8,452,430	8,450,582
Hub International Ltd.	Term Loan, Tranche B	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 325	4.19%	4/25/2025	6,061,423	6,037,914	5,737,015
Hunter Douglas, Inc.	Term Loan	(2) (3) (4)	Commercial Services & Supplies	SOFR + 350	4.84%	2/9/2029	4,000,000	3,980,819	3,432,520
Hunter Holdco 3 Ltd.	Term Loan, Tranche B	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 425	6.50%	8/19/2028	3,719,688	3,703,345	3,524,404
iCIMS, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 550	7.76%	9/12/2024	3,003,755	2,979,588	3,003,755
iCIMS, Inc.	Revolver	(3) (4) (5)	Software	LIBOR + 550	7.76%	9/12/2024	187,735	186,266	187,735
iCIMS, Inc.	Term Loan, Tranche B	(3) (4) (5)	Software	LIBOR + 550	7.76%	9/12/2024	75,928	75,232	75,928
iCIMS, Inc.	Term Loan	(3) (4) (5)	Software	LIBOR + 550	7.76%	9/12/2024	706,598	697,967	706,598
I-Logic Technologies Bidco Ltd.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 400	4.50%	2/16/2028	1,554,167	1,549,897	1,460,917
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	(3) (4) (5)	Wholesale	LIBOR + 625	7.75%	11/22/2025	486,928	478,260	479,884
Individual FoodService Holdings, LLC	Term Loan, Tranche B	(3) (4) (5)	Wholesale	LIBOR + 625	7.75%	11/22/2025	6,445,545	6,327,751	6,352,301
Individual FoodService Holdings, LLC	Delayed Draw Term Loan, Tranche 2	(4) (5) (6)	Wholesale	LIBOR + 625	7.75%	11/1/2026	312,813	248,397	265,106
Individual FoodService Holdings, LLC	Term Loan	(3) (4) (5)	Wholesale	LIBOR + 625	7.75%	11/22/2025	4,913,106	4,828,992	4,842,032
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	(4) (5)	Wholesale	LIBOR + 625	7.75%	11/22/2025	2,623,093	2,578,624	2,585,146
Individual FoodService Holdings, LLC	Incremental Delayed Draw Term Loan	(4) (5) (6)	Wholesale	LIBOR + 625	7.75%	11/22/2025	6,090,346	5,923,983	5,953,240
Infinite Bidco, LLC	Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 325	5.50%	3/2/2028	2,534,400	2,532,246	2,344,320
Infront Luxembourg Finance S.a.r.l.	Term Loan, Tranche B	(3) (4) (5)	Hotel, Gaming & Leisure	EURIBOR + 900	9.00%	5/28/2027	€ 20,800,000	24,688,718	21,197,933
Integrity Marketing Acquisition, LLC	Fourth Amendment Delayed Draw Term Loan	(3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	7.83%	8/27/2025	5,933,744	5,870,368	5,672,766
Integrity Marketing Acquisition, LLC	Sixth Amendment Delayed Draw Term Loan	(4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	7.58%	8/27/2025	4,468,554	4,416,411	4,245,094
Integrity Marketing Acquisition, LLC	8th Amendment Delayed Draw Term Loan	(4) (5) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 550	7.58%	8/27/2025	2,734,247	2,696,102	2,584,569
Internap Corporation	Term Loan	(2) (3) (4) (5) (8)	High Tech Industries	LIBOR + 200, 5.50% PIK	8.90%	5/8/2025	1,189,064	827,238	570,751
Intrado Corporation	Term Loan	(2) (3) (4)	Telecommunications	LIBOR + 400	5.67%	10/10/2024	2,721,877	2,651,331	2,303,007
Intrado Corporation	Term Loan, Tranche B1	(2) (3) (4)	Telecommunications	LIBOR + 350	5.17%	10/10/2024	2,868,610	2,753,852	2,431,606
ION Trading Finance Ltd.	Term Loan	(2) (3) (4)	Software	LIBOR + 475	7.00%	4/1/2028	6,207,437	6,200,168	5,706,994

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2022

Investments—Corporate Loans (101.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
IQN Holding Corp.	Term Loan	(3) (4) (5)	Business Services	SOFR + 550	6.65%	5/2/2029	6,783,297	6,704,643	6,703,048
IRIS Holdings, Inc.	Term Loan	(3) (4)	Chemicals, Plastics & Rubber	SOFR + 475	6.34%	6/15/2028	3,000,000	2,760,000	2,735,010
Jeg's Automotive, LLC	Term Loan	(3) (4) (5)	Automotive	LIBOR + 575	7.84%	12/22/2027	18,138,021	17,724,900	17,651,383
Jeg's Automotive, LLC	Revolver	(4) (5) (6)	Automotive	LIBOR + 575	7.84%	12/22/2027	1,510,416	1,462,549	1,453,599
Kaseya, Inc.	Term Loan	(3) (4) (5)	High Tech Industries	SOFR + 575	8.29%	6/23/2029	35,452,856	34,681,680	34,679,792
KRE Hyod Owner, LLC	Term Loan, Tranche A1	(4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 425	6.25%	12/20/2022	1,363,636	1,363,636	1,350,000
KRE Hyod Owner, LLC	Term Loan, Tranche A2	(4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 1050	12.50%	9/13/2026	3,962,943	3,962,943	3,933,221
LaserShip, Inc.	Term Loan	(2) (3) (4)	Transportation: Cargo	LIBOR + 450	7.38%	5/7/2028	2,679,750	2,667,492	2,378,278
LBM Acquisition, LLC	Term Loan, Tranche B	(3) (4)	Capital Equipment	LIBOR + 375	5.42%	12/17/2027	1,981,633	1,964,262	1,619,371
Lealand Finance Company B.V.	Term Loan	(2) (3) (4) (5)	Capital Goods	LIBOR + 300	4.67%	6/28/2024	31,174	31,174	18,705
Liberty Tire Recycling Holdco, LLC	Term Loan	(2) (3) (4)	Automotive	LIBOR + 450	6.75%	5/5/2028	3,960,000	3,925,804	3,616,787
LifeMiles Ltd.	Term Loan, Tranche B	(3) (4)	Consumer Services	LIBOR + 525	6.82%	8/30/2026	3,623,081	3,625,688	3,390,588
Linquest Corporation	Term Loan	(3) (4) (5)	Aerospace & Defense	LIBOR + 575	8.04%	7/28/2028	9,925,000	9,747,738	9,446,487
Loyalty Ventures, Inc.	Term Loan, Tranche B	(2) (3) (4)	Business Services	LIBOR + 450	6.17%	11/3/2027	4,571,875	4,527,899	3,552,347
Lucid Energy Group II Borrower, LLC	Term Loan	(2) (3) (4)	Energy: Oil & Gas	LIBOR + 425	5.87%	11/24/2028	2,487,500	2,441,143	2,451,083
Lucky Bucks, LLC	Term Loan	(2) (3) (4)	Hotel, Gaming & Leisure	LIBOR + 550	6.25%	7/30/2027	2,924,324	2,873,069	2,661,135
LVF Holdings, Inc.	Delayed Draw Term Loan	(3) (4) (5)	Beverage, Food & Tobacco	LIBOR + 625	8.45%	6/10/2027	5,819,541	5,720,133	5,435,264
LVF Holdings, Inc.	Revolver	(4) (5) (6)	Beverage, Food & Tobacco	LIBOR + 625	7.26%	6/10/2027	647,920	610,039	497,599
LVF Holdings, Inc.	Initial Term Loan	(3) (4) (5)	Beverage, Food & Tobacco	LIBOR + 625	8.49%	6/10/2027	6,080,897	5,977,016	5,679,361
Maravai Intermediate Holdings, LLC	Term Loan, Tranche B	(3) (4) (5)	Healthcare & Pharmaceuticals	SOFR + 300	3.85%	10/19/2027	3,799,254	3,785,053	3,599,793
Material Holdings, LLC	Revolver	(4) (5) (6)	Business Services	LIBOR + 575	7.98%	8/19/2027	258,952	221,807	158,510
Material Holdings, LLC	Term Loan	(3) (4) (5)	Business Services	LIBOR + 575	7.98%	8/19/2027	10,994,286	10,800,889	10,482,183
Maverick Acquisition, Inc.	Initial Term Loan	(3) (4) (5)	Aerospace & Defense	LIBOR + 625	8.50%	6/1/2027	10,686,749	10,505,144	9,946,661
Maverick Acquisition, Inc.	Delayed Draw Term Loan	(4) (5) (6)	Aerospace & Defense	LIBOR + 625	8.50%	6/1/2027	2,435,812	2,219,448	1,577,297
Mavis Tire Express Services Corp.	Term Loan, Tranche B	(2) (3) (4)	Retail	LIBOR + 400	5.63%	5/4/2028	3,466,244	3,451,333	3,197,610
Maxar Technologies Ltd.	Term Loan, Tranche B	(3) (4)	Electronic Equipment, Instruments & Components	SOFR + 425	5.87%	6/8/2029	3,000,000	2,865,598	2,843,760
McAfee, LLC	Term Loan	(2) (3) (4)	Software	SOFR + 500	6.23%	7/27/2028	1,990,000	1,972,225	1,783,179
McAfee, LLC	Term Loan, Tranche B	(2) (3) (4)	Software	SOFR + 400	5.70%	2/2/2029	5,000,000	4,975,951	4,537,500
Medical Manufacturing Technologies, LLC	Term Loan	(3) (4) (5)	Healthcare & Pharmaceuticals	SOFR + 575	7.69%	12/23/2027	12,848,127	12,609,385	12,456,299
Medical Manufacturing Technologies, LLC	Revolver	(4) (5) (6)	Healthcare & Pharmaceuticals	SOFR + 575	7.35%	12/23/2027	645,635	617,158	598,379
Medical Manufacturing Technologies, LLC	Delayed Draw Term Loan	(4) (5) (6)	Healthcare & Pharmaceuticals	SOFR+ 575	6.95%	12/23/2027	721,303	626,718	563,840
MH Sub I, LLC	Incremental Term Loan	(2) (3) (4)	Software	LIBOR + 375	5.42%	9/13/2024	5,166,803	5,150,132	4,855,503

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2022

Investments—Corporate Loans (101.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
MHS Holdings	Term Loan, Tranche B	(3) (4) (5)	Business Services	SOFR + 550	6.90%	6/1/2029	5,000,000	4,476,396	4,475,000
MI Windows and Doors, LLC	Term Loan	(3) (4)	Consumer Services	LIBOR + 350	5.13%	12/18/2027	1,232,910	1,235,245	1,153,794
Mileage Plus Holdings, LLC	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 375	5.40%	6/21/2027	2,500,000	2,461,991	2,465,000
Mitchell International, Inc.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 375	5.35%	10/15/2028	4,987,500	4,896,947	4,533,937
MMIT Holdings, LLC	Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 625	8.50%	9/15/2027	10,909,477	10,698,043	10,536,938
MMIT Holdings, LLC	Incremental Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 625	8.50%	9/15/2027	6,614,196	6,494,671	6,406,942
Moneygram International, Inc.	Term Loan, Tranche B	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 600	7.00%	7/21/2026	3,103,750	3,090,691	2,995,119
National Technical Systems, Inc.	Revolver	(4) (5) (6)	Aerospace & Defense	LIBOR + 550	6.55%	6/12/2023	25,680	25,047	24,840
National Technical Systems, Inc.	Term Loan	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 550	6.55%	6/12/2023	2,044,883	2,037,063	2,034,979
NES Global Talent Finance US, LLC	Term Loan, Tranche B	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 550	6.74%	5/11/2023	1,174,946	1,174,228	1,147,658
Netsmart Technologies, Inc.	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	5.67%	10/1/2027	2,472,462	2,472,079	2,348,839
North Haven Fairway Buyer, LLC	Term Loan	(2) (3) (4) (5)	Consumer Services	SOFR + 575	7.20%	5/17/2026	12,834,224	12,359,209	12,350,464
Oak Purchaser, Inc.	Term Loan	(2) (3) (4) (5)	Business Services	SOFR + 550	7.55%	4/28/2028	5,030,030	4,951,526	4,961,230
OneDigital Borrower, LLC	Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	SOFR + 425	5.88%	11/16/2027	990,180	987,899	934,899
Optiv, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 325	4.25%	2/1/2024	5,972,857	5,908,121	5,701,570
Orbit Private Holdings I Ltd.	Term Loan, Tranche B	(2) (3) (4)	Business Services	LIBOR + 450	5.70%	12/11/2028	1,990,000	1,970,100	1,880,550
Osmosis Buyer Ltd.	Term Loan, Tranche B	(2) (3) (4)	Consumer Services	SOFR + 375	4.84%	7/31/2028	5,250,000	5,238,350	4,770,937
Osmosis Buyer Ltd.	Delayed Draw Term Loan	(3) (4)	Consumer Services	SOFR + 400	5.69%	7/31/2028	583,333	581,888	530,104
Packaging Coordinators Midco, Inc.	Term Loan	(2) (3) (4)	Containers, Packaging & Glass	LIBOR + 375	6.00%	11/30/2027	4,954,862	4,959,073	4,672,038
Panther Commercial Holdings L.P	Term Loan	(2) (3) (4)	Software	LIBOR + 450	5.74%	1/7/2028	3,469,975	3,457,077	3,248,764
Parkway Generation, LLC	Term Loan, Tranche B	(3) (4)	Energy: Oil & Gas	LIBOR + 475	6.42%	11/5/2028	3,500,000	3,491,411	3,362,205
Parkway Generation, LLC	Term Loan, Tranche C	(3) (4)	Energy: Oil & Gas	LIBOR + 475	6.42%	11/5/2028	491,228	490,022	470,351
Peraton Corp.	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 375	5.42%	2/1/2028	1,939,225	1,930,952	1,816,976
Performance Health & Wellness	Term Loan, Tranche B	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 600	8.88%	7/12/2027	3,222,000	3,166,202	3,219,073
PF Atlantic Holdco 2, LLC	Term Loan	(2) (3) (4) (5)	Hotel, Gaming & Leisure	LIBOR + 600	7.30%	11/12/2027	10,292,833	10,104,832	9,943,404
PF Atlantic Holdco 2, LLC	Delayed Draw Term Loan	(3) (4) (5) (6)	Hotel, Gaming & Leisure	LIBOR + 600	7.30%	11/12/2027	6,947,662	6,683,773	6,451,336
Polaris Newco, LLC	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 400	5.67%	6/2/2028	3,721,875	3,705,691	3,429,447
Pound Bidco, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	2/1/2026	5,481,728	5,375,956	5,530,695
Press Ganey Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 375	4.81%	7/24/2026	4,716,758	4,717,329	4,469,128
Proampac PG Borrower, LLC	Term Loan	(2) (3) (4)	Containers, Packaging & Glass	LIBOR + 375	6.04%	11/3/2025	5,936,304	5,928,391	5,479,209
Project Leopard Holdings, Inc.	Term Loan	(3) (4) (6)	Software	SOFR + 525	7.83%	6/15/2029	5,000,000	4,650,000	4,600,000
Proofpoint, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 325	4.82%	8/31/2028	1,994,987	1,977,728	1,849,633
Prophix Software, Inc.	Incremental Term Loan	(2) (3) (4) (5)	Software	LIBOR + 650	7.83%	2/1/2026	6,907,722	6,789,021	6,969,427
Propulsion (BC) Finco S.a.r.l.	Term Loan	(2) (3) (4) (5)	Aerospace & Defense	SOFR + 400	4.50%	2/10/2029	5,100,000	5,097,000	4,819,500
PXO Holdings III Corp.	Term Loan	(2) (3) (4) (5)	Chemicals, Plastics & Rubber	SOFR + 550	7.01%	3/8/2028	14,752,861	14,383,200	14,117,766

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2022

Investments—Corporate Loans (101.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Quantic Electronics, LLC	Third Amendment Term Loan	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 625	8.48%	11/19/2026	2,839,433	2,790,657	2,750,037
Quantic Electronics, LLC	Third Amendment Delayed Draw Term Loan	(4) (5) (6)	Aerospace & Defense	LIBOR + 625	8.48%	11/19/2026	1,720,380	1,677,361	1,640,703
Quantic Electronics, LLC	Third Amendment Revolver	(4) (5) (6)	Aerospace & Defense	LIBOR + 625	8.48%	11/19/2026	99,728	92,378	85,237
Quest Borrower Ltd.	Term Loan	(2) (3) (4)	High Tech Industries	SOFR + 425	4.75%	1/19/2029	3,000,000	2,971,490	2,659,680
R&F International Sub 2 Ltd.	GBP Mezzanine Term Loan	(3) (4) (5) (6)	Business Services	SONIA + 1353	14.66%	6/13/2026	£11,021,565	12,904,569	12,826,959
RealPage, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 300	4.67%	4/24/2028	3,792,699	3,774,233	3,497,172
Refficiency Holdings LLC	Delayed Draw Term Loan	(2) (3) (4) (6)	Commercial Services & Supplies	LIBOR + 375	5.42%	12/16/2027	38,650	37,340	1,871
Refficiency Holdings LLC	Term Loan	(2) (3) (4)	Commercial Services & Supplies	LIBOR + 375	5.42%	12/16/2027	2,909,921	2,903,326	2,721,504
Riveron Acquisition Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	7.95%	5/22/2025	1,473,960	1,454,223	1,473,960
Riveron Acquisition Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	7.95%	5/22/2025	2,046,177	2,005,366	2,005,254
Riveron Acquisition Holdings, Inc.	Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	7.95%	5/22/2025	1,524,906	1,509,107	1,524,906
Rome Bidco Ltd.	GBP Term Loan	(2) (3) (4) (5)	Hotel, Gaming & Leisure	SONIA + 775	8.69%	12/23/2027	£31,810,496	42,367,876	37,077,201
Rome Bidco Ltd.	GBP Capex Facility	(3) (4) (5) (6)	Hotel, Gaming & Leisure	SONIA + 775	8.69%	12/23/2027	£1,957,288	2,484,014	1,746,024
RSC Acquisition, Inc.	Term Loan, Tranche C	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	SOFR + 550	6.86%	11/1/2026	4,411,073	4,319,884	4,137,174
Sapphire Telecom, Inc.	Term Loan	(2) (3) (4) (5)	Telecommunications	LIBOR + 625	8.50%	11/20/2025	4,178,291	4,134,725	3,752,042
Sapphire Telecom, Inc.	Revolver	(2) (3) (4) (5) (6)	Telecommunications	LIBOR + 625	8.50%	11/20/2023	186,777	182,861	117,489
Signature Aviation	Term Loan, Tranche B2	(3) (4)	Holdings Company	SOFR + 375	5.35%	6/8/2029	3,000,000	2,925,000	2,874,990
Skopima Merger Sub, Inc.	Term Loan, Tranche B	(2) (3) (4)	High Tech Industries	LIBOR + 400	5.67%	5/12/2028	2,977,500	2,956,607	2,705,803
Smarsh, Inc.	Term Loan	(2) (3) (4) (5)	Software	SOFR + 650	8.62%	2/18/2029	4,081,438	3,978,905	3,861,138
Sophia, L.P.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 375	4.50%	10/7/2027	1,975,063	1,971,553	1,838,052
Sovos Compliance, LLC	Term Loan	(2) (3) (4)	Software	LIBOR + 450	6.17%	8/11/2028	2,121,190	2,116,454	1,992,604
Sovos Compliance, LLC	Delayed Draw Term Loan	(2) (3) (4)	Software	LIBOR + 450	6.17%	8/11/2028	368,151	368,151	345,833
Speedstar Holding Corporation	Term Loan	(2) (3) (4) (5)	Automotive	LIBOR + 700	8.24%	1/22/2027	6,591,931	6,455,587	6,645,681
Spotless Brands, LLC	Term Loan	(2) (3) (4) (5)	Commercial Services & Supplies	SOFR + 575	7.55%	6/21/2028	17,612,659	17,261,727	17,260,406
Spotless Brands, LLC	Delayed Draw Term Loan	(4) (5) (6)	Commercial Services & Supplies	SOFR + 575	7.55%	6/21/2028	525,486	294,701	293,670
Staples USR	3rd Amendment Term Loan	(2) (3) (4) (5)	Retail	SOFR + 760	8.65%	4/25/2027	4,444,444	4,401,357	4,268,108
Summit Behavioral Healthcare, LLC	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 475	6.26%	11/24/2028	2,992,500	2,902,725	2,857,837

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2022

Investments—Corporate Loans (101.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Tank Holding Corp.	Revolver	(4) (5) (6)	Containers, Packaging & Glass	SOFR + 610	7.28%	3/31/2028	689,655	657,832	623,806
Tank Holding Corp.	Term Loan	(2) (3) (4) (5)	Containers, Packaging & Glass	SOFR + 600	7.62%	3/31/2028	37,931,034	37,198,434	36,422,001
Teneo Holdings, LLC	Term Loan	(2) (3) (4)	Business Services	SOFR + 525	6.85%	7/11/2025	1,245,432	1,223,615	1,156,171
The Ultimate Software Group, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 325	4.25%	5/4/2026	3,955,137	3,937,145	3,695,601
Tiger Acquisition, LLC	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 325	4.92%	6/1/2028	2,977,500	2,977,500	2,655,811
Trafigura PTE Ltd.	Revolver	(4) (5)	Metals & Mining	LIBOR + 840	10.64%	7/22/2022	922,098	916,999	899,517
Trafigura PTE Ltd.	Revolver	(4) (5)	Metals & Mining	LIBOR + 840	10.64%	7/22/2022	1,059,710	1,053,756	1,039,862
Trafigura PTE Ltd.	Revolver	(4) (5)	Metals & Mining	LIBOR + 840	10.64%	8/24/2022	468,653	461,700	456,163
Trafigura PTE Ltd.	Revolver	(4) (5)	Metals & Mining	LIBOR + 840	10.64%	8/24/2022	919,079	905,350	898,231
Trafigura PTE Ltd.	Revolver	(4) (5)	Metals & Mining	LIBOR + 840	10.64%	9/28/2022	664,760	647,400	644,640
Trafigura PTE Ltd.	Revolver	(4) (5)	Metals & Mining	LIBOR + 840	10.64%	9/27/2022	41,621	40,526	40,526
Triton Water Holdings, Inc.	Term Loan	(2) (3) (4)	Beverage, Food & Tobacco	LIBOR + 350	5.75%	3/31/2028	5,355,954	5,315,411	4,722,826
United Airlines, Inc.	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 375	6.53%	4/21/2028	1,975,000	1,966,550	1,830,588
USALCO, LLC	Term Loan, Tranche A	(2) (3) (4) (5)	Chemicals, Plastics & Rubber	LIBOR + 600	8.25%	10/19/2027	4,975,000	4,885,040	4,748,369
Veracode	Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	SOFR + 475	5.25%	4/20/2029	2,500,000	2,487,500	2,368,750
Verifone Systems, Inc.	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 400	5.52%	8/20/2025	4,684,063	4,654,870	4,187,552
Vertical US Newco, Inc.	Term Loan, Tranche B	(2) (3) (4)	Capital Equipment	LIBOR + 350	4.00%	7/30/2027	7,930,237	7,948,164	7,409,855
VGL Midco Ltd.	Term Loan, Tranche B1	(5) (8)	Media: Advertising, Printing & Publishing	14.00% PIK	14.00%	7/17/2023	£10,550,438	14,342,758	12,265,114
VGL Midco Ltd.	Term Loan, Tranche B2	(5) (8)	Media: Advertising, Printing & Publishing	14.00% PIK	14.00%	7/17/2023	£9,822,822	13,347,545	11,419,244
Vision Solutions, Inc.	Incremental Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 400	5.84%	4/24/2028	4,020,869	4,008,903	3,626,824
Voyage Australia Pty Ltd.	Term Loan, Tranche B	(3) (4)	Telecommunications	LIBOR + 350	4.56%	7/20/2028	4,962,506	4,964,736	4,630,663
Whitewater Whistler Holdings, LLC	Term Loan	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 550	7.76%	3/21/2027	9,500,000	9,482,117	9,476,250
Windstream Services, LLC	Term Loan, Tranche B	(2) (3) (4)	Telecommunications	LIBOR + 625	7.92%	9/21/2027	964,460	966,746	898,395
Wineshipping.com LLC	Term Loan	(2) (3) (4) (5)	Beverage, Food & Tobacco	LIBOR + 575	7.54%	10/29/2027	13,833,773	13,582,536	13,496,365
Wineshipping.com LLC	Delayed Draw Term Loan	(3) (4) (5) (6)	Beverage, Food & Tobacco	LIBOR + 575	7.54%	10/29/2027	377,375	341,910	328,932
Wineshipping.com LLC	Revolver	(3) (4) (5) (6)	Beverage, Food & Tobacco	LIBOR + 575	7.54%	10/29/2027	317,789	282,250	269,346
Worldwide Express Operations, LLC	Term Loan	(2) (3) (4)	Transportation: Cargo	LIBOR + 400	6.25%	7/26/2028	2,985,000	2,958,450	2,703,306
Yellowstone Buyer Acquisition, LLC	Term Loan	(2) (3) (4) (5)	Consumer Goods: Durable	LIBOR + 575	7.36%	9/13/2027	6,708,308	6,588,969	6,440,390
Yellowstone Landscape, Inc.	Delayed Draw Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 525	7.10%	11/1/2025	781,734	765,991	781,734
YLG Holdings, LLC	Incremental Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 500	6.56%	11/1/2025	1,188,708	1,163,918	1,188,708
First Lien Debt Total (Cost of $1,186,032,328)								$1,186,032,328	$1,132,977,944

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2022

Investments—Corporate Loans (101.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Second Lien Debt (10.8%)
Aimbridge Hospitality, LLC	Term Loan	(2) (3) (4) (5)	Hotel, Gaming & Leisure	LIBOR + 750	8.56%	2/1/2027	$1,712,000	$1,691,719	$1,488,806
Apex Group Treasury, LLC	Term Loan	(3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 675	9.00%	7/27/2029	13,864,250	13,609,645	13,413,662
AQA Acquisition Holding, Inc.	Incremental Term Loan	(3) (4) (5)	High Tech Industries	LIBOR + 750	9.75%	3/3/2029	5,538,461	5,415,099	5,388,633
ARCO BPS Holdings Ltd.	Term Loan, Mezzanine	(3) (5)	Banking, Finance, Insurance & Real Estate	8.50%	8.50%	6/30/2026	€ 1,876,305	2,111,001	1,951,527
Asurion, LLC	Term Loan, Tranche B4	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 525	6.92%	1/20/2029	3,500,000	3,467,926	2,957,500
Aurora Plastics	Term Loan	(3) (4) (5)	Chemicals, Plastics & Rubber	LIBOR + 750	9.01%	8/10/2029	19,090,000	18,607,491	18,583,858
Aveanna Healthcare, LLC	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 700	8.60%	12/10/2029	1,500,000	1,485,000	1,327,500
Banff Merger Sub, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 550	7.17%	2/27/2026	2,000,000	1,991,393	1,873,760
Blackbird Purchaser, Inc.	Third Amendment Term Loan	(3) (4) (5)	Capital Equipment	LIBOR + 750	9.17%	4/8/2027	18,388,382	17,941,044	17,245,673
Brave Parent Holdings, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 750	9.17%	4/19/2026	3,639,355	3,592,318	3,580,195
Comet Acquisition Corp.	Term Loan	(2) (3) (4) (5)	Business Services	LIBOR + 750	9.17%	10/26/2026	384,615	384,058	384,615
CommerceHub, Inc.	Term Loan	(3) (4) (5)	Software	LIBOR + 700	9.25%	12/29/2028	1,000,000	985,000	850,000
Drilling Info Holdings, Inc.	Incremental Term Loan	(3) (4) (5)	Energy: Oil & Gas	LIBOR + 825	9.92%	7/30/2026	4,200,000	4,109,250	4,210,500
Engineered Machinery Holdings, Inc.	Incremental Term Loan	(2) (3) (4)	Capital Equipment	LIBOR + 650	8.75%	5/21/2029	1,500,000	1,493,304	1,432,500
Engineered Machinery Holdings, Inc.	Term Loan	(2) (3) (4)	Capital Equipment	LIBOR + 600	8.25%	5/21/2029	1,500,000	1,500,000	1,448,745
Fastlane Parent Co., Inc.	Term Loan	(2) (3) (4) (5)	Automotive	LIBOR + 875	10.42%	1/16/2027	2,500,000	2,421,851	2,425,000
Intelerad Medical Systems, Inc.	PIK Term Loan	(4) (5) (8)	Healthcare & Pharmaceuticals	LIBOR + 10.50% PIK	10.51%	9/30/2028	28,519,991	27,928,828	27,593,091
Jazz Acquisition, Inc.	Term Loan	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 800	9.67%	6/18/2027	3,100,000	3,068,959	2,764,103
National Mentor Holdings, Inc.	Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 725	9.51%	3/2/2029	5,000,000	4,956,265	4,450,000
PAI Holdco, Inc.	Term Loan	(2) (3) (4) (5)	Automotive	LIBOR + 550, 2.00% PIK	8.74%	10/28/2028	3,486,446	3,401,358	3,481,141
Peraton Corp.	Term Loan, Tranche B1	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 775	9.00%	2/1/2029	4,465,719	4,405,858	4,226,173
Queensgate Gem UK Midco Ltd.	Term Loan, Mezzanine	(4) (5)	Hotel, Gaming & Leisure	GBP LIBOR + 975	10.94%	3/15/2023	£4,748,156	6,445,504	5,751,032
Quickbase, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 800	9.67%	4/2/2027	1,200,000	1,184,650	1,200,000
SonicWall US Holdings, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 750	9.01%	5/18/2026	2,000,000	1,878,312	1,906,000
TruGreen Limited Partnership	Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 850	10.75%	11/2/2028	2,000,000	1,966,004	1,936,851
Zippy Shell Incorporated	Delayed Draw Term Loan	(5)	Commercial Services & Supplies	13.00%	13.00%	11/3/2025	600,000	586,813	624,000
Zippy Shell Incorporated	Term Loan	(3) (5)	Commercial Services & Supplies	13.00%	13.00%	11/2/2025	2,400,000	2,344,798	2,496,000
Second Lien Debt Total (Cost of $138,973,448)								$138,973,448	$134,990,865

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2022

Investments—Corporate Loans (101.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Unsecured (0.2%)
Queensgate Gem UK Midco Ltd.	Term Loan	(3) (5) (7)	Hotel, Gaming & Leisure	12.75% PIK	12.75%	3/15/2023	£2,486,385	$3,365,131	$2,988,844
Unsecured Total (Cost of $3,365,131)								$3,365,131	$2,988,844
Corporate Loans Total (Cost of $1,328,370,907)								$1,328,370,907	$1,270,957,653

Investments—Collateralized Loan Obligations (23.0%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
AGL CLO 1 Ltd.	Series 2019-1A, Class ER	(2) (4) (5) (7)	LIBOR + 650	7.56%	10/20/2034	$5,500,000	$5,124,511	$4,740,433
AGL CLO 1 Ltd.	Series 2020-9A, Class E	(2) (4) (5) (7)	LIBOR + 726	8.32%	1/20/2034	1,000,000	982,323	940,116
AGL CLO 5 Ltd.	Series 2020-5A, Class ER	(2) (4) (5) (7)	LIBOR + 645	7.51%	7/20/2034	2,000,000	1,798,263	1,729,348
AGL CLO Ltd.	Series 2022-19A, Class A	(2) (4) (5) (7)	SOFR + 801	9.05%	7/21/2035	6,050,000	5,868,516	5,868,500
AIG CLO Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7)	LIBOR + 660	7.74%	4/22/2034	3,000,000	3,000,000	2,619,438
American Money Management Corp. CLO Ltd.	Series 2014-14A, Class B2L1	(2) (4) (5) (7)	LIBOR + 735	8.53%	7/25/2029	1,500,000	1,436,021	1,327,022
Anchorage Capital CLO Ltd.	Series 2019-13A, Class ER	(2) (4) (5) (7)	LIBOR + 670	7.74%	4/15/2034	6,400,000	6,299,965	5,626,266
Anchorage Capital CLO Ltd.	Series 2021-18A, Class E	(2) (4) (5) (7)	LIBOR + 646	7.50%	4/15/2034	4,000,000	3,964,349	3,470,460
Anchorage Capital CLO Ltd.	Series 2021-21A, Class SUB	(4) (5) (7) (12)			10/20/2034	8,830,000	7,524,204	5,430,034
Apex Credit CLO Ltd.	Series 2019-1A, Class D	(2) (4) (5) (7)	LIBOR + 710	8.14%	4/18/2032	4,500,000	4,441,927	3,425,049
Apidos CLO	Series 2018-18A, Class E	(2) (4) (5) (7)	LIBOR + 570	6.84%	10/22/2030	4,100,000	3,948,517	3,481,724
Ares CLO Ltd.	Series 2021-60A, Class SUB	(4) (5) (7) (12)			7/18/2034	6,500,000	5,209,750	4,507,707
Ares CLO Ltd.	Series 2022, Class 64A SUB	(4) (5) (7) (12)			4/15/2035	12,989,700	11,214,138	9,473,834
BABSON CLO Ltd.	Series 2017-1A, Class F	(2) (4) (5) (7)	LIBOR + 745	8.49%	7/18/2029	2,500,000	2,467,093	2,106,015
Bain Capital Credit CLO Ltd.	Series 2022-3A, Class E	(2) (4) (5) (7)	SOFR + 735	8.39%	7/17/2035	3,250,000	3,217,673	2,913,450
Bain Capital Credit CLO, Ltd.	Series 2022-1X, Class E	(2) (4) (5) (7)	EURIBOR + 699	6.99%	10/19/2034	€ 2,000,000	2,125,215	1,639,375
Barings CLO Ltd.	Series 2021-3A, Class SUB	(4) (5) (7) (12)			1/18/2035	14,100,000	11,804,103	11,159,364
Battalion CLO XI Ltd.	Series 2017-11A, Class ER	(2) (4) (5) (7)	LIBOR + 685	8.03%	4/24/2034	3,000,000	2,972,451	2,703,177
Benefit Street Partners CLO Ltd.	Series 2014-IVA, Class DRR	(2) (4) (5) (7)	LIBOR + 720	8.26%	1/20/2032	2,500,000	2,478,246	2,208,980
Benefit Street Partners CLO Ltd.	Series 2016-10A, Class DRR	(2) (4) (5) (7)	LIBOR + 675	7.81%	4/20/2034	3,500,000	3,437,143	3,082,804
BlackRock European CLO DAC	Series 5X, Class SUB	(4) (5) (7) (12)			7/16/2031	€ 2,750,000	1,830,184	1,117,023
BlueMountain CLO Ltd.	Series 2019-24A, Class ER	(2) (4) (5) (7)	LIBOR + 684	7.90%	4/20/2024	4,000,000	3,996,368	3,513,172
BlueMountain CLO Ltd.	Series 2019-25A, Class ER	(2) (4) (5) (7)	LIBOR + 725	8.29%	7/15/2036	5,725,000	5,704,458	5,029,412
BlueMountain CLO Ltd.	Series 2021, Class 33A SUB	(4) (5) (7) (12)			11/20/2034	5,900,000	4,879,153	4,206,907
Buckhorn Park CLO Ltd.	Series 2019-1A, Class SUB	(4) (5) (7) (12)			7/18/2034	14,400,000	10,815,440	9,092,056
CBAM CLO Management	Series 2017-3A, Class ER	(2) (4) (5) (7)	LIBOR + 711	8.15%	7/17/2034	4,000,000	3,963,138	3,656,328
CBAM CLO Management	Series 2021, Class 15A SUB	(4) (5) (7) (12)			1/15/2036	11,267,262	9,405,777	7,968,564
Cedar Funding VI CLO Ltd.	Series 2016-6A, Class SUB	(4) (5) (7) (12)			4/20/2034	17,821,729	13,678,177	12,081,368
CIFC Funding Ltd.	Series 2013-1, Class DR	(2) (4) (5) (7)	LIBOR + 665	7.69%	7/16/2030	4,805,000	4,668,867	4,219,102
CIFC Funding Ltd.	Series 2015-4A, Class SUB	(4) (5) (7) (12)			4/20/2034	5,952,500	2,825,314	2,379,491
CIFC Funding Ltd.	Series 2014-2RA, Class B2	(2) (4) (5) (7)	LIBOR + 569	6.87%	4/24/2030	3,500,000	3,430,291	2,954,546
Crown Point CLO 10 Ltd.	Series 2021-10A, Class E	(2) (4) (5) (7)	LIBOR + 685	7.91%	7/20/2034	3,000,000	2,917,181	2,662,575

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2022

Investments—Collateralized Loan Obligations (23.0%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Davis Park CLO Ltd.	Series 2022-1A, Class E	(2) (4) (5) (7)	SOFR + 695	8.13%	4/20/2035	5,000,000	5,000,000	4,575,923
Dryden Senior Loan Fund CLO Ltd.	Series 2015-41A, Class ER	(2) (4) (5) (7)	LIBOR + 530	6.34%	4/15/2031	1,265,000	1,256,167	1,057,114
Dryden Senior Loan Fund CLO Ltd.	Series 2021-95A, Class SUB	(4) (5) (7) (12)			8/20/2034	4,915,323	3,937,321	3,509,388
Dryden Senior Loan Fund CLO Ltd.	Series 2022-109A, Class SUB	(4) (5) (7) (12)			4/20/2035	3,348,838	3,013,954	2,658,372
Elevation CLO Ltd.	Series 2021-13A, Class E	(2) (4) (5) (7)	LIBOR + 695	7.99%	7/15/2034	3,000,000	2,944,246	2,536,893
Golub Capital Partners CLO Ltd.	Series 2021-53A, Class E	(2) (4) (5) (7)	LIBOR + 670	7.76%	7/20/2034	4,000,000	3,963,337	3,339,340
Henley Funding Ltd.	Series 7X, Class E	(2) (4) (5) (7)	EURIBOR + 714	7.14%	4/25/2034	€ 2,000,000	2,137,326	1,717,976
KKR Financial CLO Ltd.	Series 10, Class ER	(2) (4) (5) (7)	LIBOR + 650	8.33%	9/15/2029	3,000,000	2,965,065	2,695,308
KKR Financial CLO Ltd.	Series 2021-36A, Class SUB	(4) (5) (7) (12)			10/15/2034	8,600,000	7,207,781	6,264,428
Long Point Park CLO Ltd.	Series 2017-1A, Class D2	(2) (4) (5) (7)	LIBOR + 560	6.64%	1/17/2030	3,000,000	3,017,503	2,583,807
Madison Park Funding Ltd.	Series 2020-47A, Class E	(2) (4) (5) (7)	LIBOR + 746	8.50%	1/19/2034	700,000	689,267	661,318
Madison Park Funding XVII Ltd.	Series 2017, Class 17A SUB	(4) (5) (7) (12)			7/21/2030	24,315,250	11,839,620	6,013,240
Marble Point CLO XX Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7)	LIBOR + 711	8.29%	4/23/2034	2,500,000	2,477,127	2,250,273
Marble Point CLO XXI Ltd.	Series 2021-3A, Class E	(2) (4) (5) (7)	LIBOR + 720	8.24%	10/17/2034	4,000,000	3,925,355	3,616,300
MJX Asset Management, LLC	Series 2022-45A, Class E	(2) (4) (5) (7)	LIBOR + 770	8.78%	7/20/2035	10,000,000	9,752,232	9,373,490
Octagon Investment Partners 44 Ltd.	Series 2019-1A, Class ER	(2) (4) (5) (7)	LIBOR + 675	7.79%	10/15/2034	6,425,000	6,317,522	5,611,788
Octagon Investment Partners 58 Ltd.	Series 2022-1A, Class E	(2) (4) (5) (7)	SOFR + 720	8.24%	7/15/2037	9,500,000	9,500,000	8,536,899
Octagon Investment Partners Ltd.	Series 2019-4A, Class E	(2) (4) (5) (7)	LIBOR + 680	8.20%	5/12/2031	1,000,000	983,746	885,090
Octagon Investment Partners XX, Ltd.	Series 2019-1A, Class SUB	(4) (5) (7) (12)			1/20/2035	22,500,000	15,964,668	14,608,542
OZLM Ltd.	Series 2014-8A, Class DRR	(2) (4) (5) (7)	LIBOR + 608	7.12%	10/17/2029	2,500,000	2,413,864	2,085,723
Providus CLO VII DAC	Series 2022- 7x, Class E	(2) (4) (5) (7)	EURIBOR + 769	7.69%	7/15/2036	€ 2,250,000	2,240,753	2,092,437
Regatta VI Funding Ltd.	Series 2016-1A, Class ER2	(2) (4) (5) (7)	LIBOR + 675	7.81%	4/20/2034	2,500,000	2,274,189	2,244,263
Regatta XV Funding Ltd.	Series 2018-4A, Class D	(2) (4) (5) (7)	LIBOR + 650	7.68%	10/25/2031	3,000,000	2,977,315	2,569,431
Regatta XXIII Funding Ltd.	Series 2021-4A, Class E	(2) (4) (5) (7)	LIBOR + 670	7.76%	1/20/2035	5,000,000	4,804,276	4,375,520
Sound Point CLO XXIII Ltd.	Series 2019-2A, Class ER	(2) (4) (5) (7)	LIBOR + 647	7.51%	7/15/2034	3,000,000	2,945,321	2,582,097
Sound Point CLO XXIX Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7)	LIBOR + 685	8.03%	4/25/2034	4,000,000	3,927,039	3,543,916
Symphony CLO Ltd.	Series 2015-16A, Class ER	(2) (4) (5) (7)	LIBOR + 610	7.14%	10/15/2031	2,000,000	1,992,513	1,743,206
Symphony CLO Ltd.	Series 2021-26A, Class ER	(2) (4) (5) (7)	LIBOR + 750	8.56%	4/20/2033	3,500,000	3,500,000	3,121,912
Symphony CLO Ltd.	Series 2022-33A, Class E	(2) (4) (5) (7)	SOFR + 710	7.10%	4/24/2035	5,000,000	5,000,000	4,506,089
Trimaran Cavu Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7)	LIBOR + 650	7.68%	4/23/2032	3,000,000	2,922,789	2,556,081
Voya CLO Ltd.	Series 2016-2A, Class DR	(2) (4) (5) (7)	LIBOR + 711	8.15%	7/19/2028	2,000,000	1,946,791	1,733,030
Voya CLO Ltd.	Series 2013-1A, Class DR	(2) (4) (5) (7)	LIBOR + 648	7.52%	10/15/2030	2,000,000	1,947,662	1,612,242
Voya CLO Ltd.	Series 2020-3A, Class SUB	(4) (5) (7) (12)			10/20/2031	5,450,000	4,130,827	3,826,021
Wellfleet CLO Ltd.	Series 2021-2A, Class E	(2) (4) (5) (7)	LIBOR + 696	8.00%	7/15/2034	6,875,000	6,745,921	6,136,199
Wellfleet CLO Ltd.	Series 2021-1A, Class E	(2) (4) (5) (7)	LIBOR + 661	7.67%	4/20/2034	5,000,000	4,934,165	4,365,765
Wellfleet CLO Ltd.	Series 2019-1A, Class D	(2) (4) (5) (7)	LIBOR + 690	7.96%	7/20/2032	5,000,000	4,970,115	4,399,625
Wind River CLO Ltd.	Series 2019-3A, Class SUB	(4) (5) (7) (12)			4/15/2031	17,900,000	13,102,302	9,999,011

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2022

Investments—Collateralized Loan Obligations (23.0%)		Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Wind River CLO Ltd.	Series 2021, Class 4A SUB	(4) (5) (7) (12)			1/20/2035	4,814,180	4,045,843	3,693,535
Collateralized Loan Obligations Total (Cost of $331,142,678)							$331,142,678	$287,015,232

Investments—Common Stock (0.3%)	Footnotes	Industry	Acquisition Date	Units / Shares	Cost	Fair Value
Apex Group Ltd.	(3) (5) (9)	Banking, Finance, Insurance & Real Estate	5/11/2022	163	$250,000	$250,002
Avenu Holdings, LLC	(5) (9) (10)	Sovereign & Public Finance	9/28/2018	21,552	12,954	68,237
Buckeye Parent, LLC	(5) (9) (10)	Automotive	12/22/2021	221,234	221,234	221,234
Cordstrap Capital B.V.	(3) (5) (9)	Transportation: Cargo	5/11/2022	424,234	440,079	444,576
Dwyer Instruments, Inc.	(5) (9) (10)	Capital Equipment	7/21/2021	5,454	54,543	57,498
Internap Corporation	(3) (5) (9) (10)	High Tech Industries	5/8/2020	237,679	297,099	2,377
iQOR US, Inc.	(3) (5) (9) (10)	Business Services	11/27/2020	55,976	713,694	503,680
KRE Hyod JV, LLC	(5) (9) (10)	Hotel, Gaming & Leisure	9/22/2021	103,817	103,817	103,817
PXO Holdings I Corp.	(5) (9) (10)	Chemicals, Plastics & Rubber	3/8/2022	5,232	523,244	523,244
Sinch AB	(9)	Software	3/1/2022	5,216	0	16,977
Tank Holding Corp.	(5) (9) (10)	Capital Equipment	3/26/2019	200,000	0	466,455
Unifrutti Investments Ltd.	(3) (5) (9) (10)	Beverage, Food & Tobacco	10/22/2020	167	136,807	212,715
Wineshipping.com LLC	(5) (9) (10)	Beverage, Food & Tobacco	10/29/2021	702	70,174	75,823
Common Stock Total (Cost of $2,823,645)					$2,823,645	$2,946,635

Investments—Corporate Bonds (12.9%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
Secured (10.1%)
Air Canada Pass Through Trust	(2) (3) (7)	Aerospace & Defense	9.00%	9.00%	10/1/2025	$1,115,778	$1,115,778	$1,149,809
Altice France S.A.	(2) (3) (7)	High Tech Industries	5.50%	5.50%	10/15/2029	3,000,000	3,000,000	2,289,375
Athena S.p.A	(5) (8)	Entertainment	8.75% PIK	8.75%	4/12/2027	€ 26,364,208	27,785,916	26,730,449
British Airways Pass Through Trust	(2) (3) (7)	Aerospace & Defense	8.38%	8.38%	11/15/2028	504,129	504,129	515,499
Bubbles Bidco S.p.A.	(4) (5) (8)	Consumer Goods: Non-Durable	EURIBOR + 10.00% PIK	10.00%	10/20/2028	€ 20,745,634	23,395,522	21,090,077
Cartiere Villa Lagarina S.p.A.	(3) (4) (5) (8)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	€ 2,609,305	3,117,956	2,905,322
Cartitalia S.p.A	(3) (4) (5) (8)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	€ 2,113,397	2,522,207	2,353,155
Constellation Automotive Financing plc	(3) (7)	Retail	4.88%	4.88%	7/15/2027	£ 2,490,000	2,500,474	2,384,448
Fideicomiso Fiduoccidente Acci	(5)	Banking, Finance, Insurance & Real Estate	9.45%	9.45%	12/30/2029	11,000,000	10,892,469	10,862,500
GasLog Ltd.	(3) (5)	Energy: Oil & Gas	7.75%	7.75%	1/22/2029	24,230,769	24,063,138	23,867,308
ION Trading Technologies S.a.r.l.	(3) (7)	High Tech Industries	5.75%	5.75%	5/18/2028	3,000,000	2,370,000	2,338,750
Party City Holdings, Inc.	(2) (4) (3) (7)	Retail	LIBOR + 500	5.75%	7/15/2025	2,500,000	2,382,949	1,718,750
Party City Holdings, Inc.	(2) (3) (7)	Retail	8.75%	8.75%	2/15/2026	1,250,000	1,256,808	842,188

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2022

Investments—Corporate Bonds (12.9%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Amortized Cost	Fair Value
PowerTeam Services, LLC	(2) (3) (7)	Capital Equipment	9.03%	9.03%	12/4/2025	1,000,000	1,010,971	808,450
Rackspace Hosting, Inc.	(2) (3) (7)	Software	3.50%	3.50%	2/15/2028	2,000,000	1,884,999	1,584,000
Rackspace Technology Global, Inc.	(2) (3) (7)	Software	5.38%	5.38%	12/1/2028	2,000,000	1,680,893	1,310,000
Team KGK, LLC	(3) (5)	Energy: Oil & Gas	8.25%	8.25%	12/31/2028	9,631,818	9,547,027	9,559,579
Tolentino S.p.A.	(3) (4) (5) (8)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	€ 978,489	1,169,234	1,089,496
Unifrutti Financing plc	(3) (5) (8)	Beverage, Food & Tobacco	7.50% 1.00% PIK	8.50%	9/15/2026	€ 1,640,402	1,749,384	1,706,166
Unifrutti Financing plc	(3) (5) (8)	Beverage, Food & Tobacco	11.00% PIK	11.00%	9/15/2026	€ 4,496,307	5,136,356	4,900,381
Windstream Holdings, Inc.	(2) (3) (7)	Telecommunications	7.75%	7.75%	8/15/2028	3,000,000	2,585,256	2,415,000
Zayo Group Holdings, Inc.	(3) (7)	Telecommunications	4.00%	4.00%	3/1/2027	5,000,000	4,187,602	4,147,950
Secured Total (Cost of $133,859,068)							$133,859,068	$126,568,652

Unsecured (2.8%)
Allied Universal Holdco, LLC	(3) (7)	Consumer Services	6.00%	6.00%	6/1/2029	$2,601,000	$2,007,373	$1,886,159
Aretec Escrow Issuer, Inc.	(2) (3) (7)	Banking, Finance, Insurance & Real Estate	7.50%	7.50%	4/1/2029	9,140,000	9,257,030	7,794,135
Asbury Automotive Group, Inc.	(3) (7)	Retail	4.63%	4.63%	11/15/2029	3,000,000	2,497,500	2,478,750
Athenahealth, Inc.	(2) (3) (7)	High Tech Industries	6.50%	6.50%	2/15/2030	2,000,000	1,717,821	1,660,000
Charter Communications, Inc.	(3) (7)	Telecommunications	4.50%	4.50%	6/1/2033	3,000,000	2,385,000	2,373,750
Condor Merger Sub, Inc.	(2) (3) (7)	Consumer Services	7.37%	7.37%	2/15/2030	3,000,000	3,000,000	2,438,310
Covanta Holding Corp.	(3) (7)	Environmental Industries	4.88%	4.88%	12/1/2029	3,000,000	2,566,008	2,437,626
Digicel International Finance Ltd.	(2) (3) (7)	Telecommunications	8.00%	8.00%	12/31/2026	48,337	30,328	32,507
Jaguar Land Rover Automotive plc	(2) (3) (7)	Automotive	5.50%	5.50%	7/15/2029	3,000,000	3,000,000	2,116,157
Metis Merger Sub, LLC	(2) (3) (7)	Retail	6.50%	6.50%	5/15/2029	1,650,000	1,650,000	1,322,475
NFP Corp.	(3) (7)	Banking, Finance, Insurance & Real Estate	6.88%	6.88%	8/15/2028	2,000,000	1,711,356	1,650,080
Radiate Holdco, LLC	(3) (7)	Telecommunications	6.50%	6.50%	9/15/2028	1,790,000	1,501,223	1,391,240
Redwood Star Merger Sub, Inc.	(3) (7)	Chemicals, Plastics & Rubber	8.75%	8.75%	2/15/2030	2,500,000	2,382,037	2,040,625
Rocket Software, Inc.	(3) (7)	High Tech Industries	6.50%	6.50%	2/15/2029	4,500,000	3,759,858	3,264,187
VistaJet Malta Finance Plc	(3) (7)	Airlines	7.88%	7.88%	5/1/2027	2,500,000	2,475,393	2,206,250
Unsecured Total (Cost of $39,940,927)							$39,940,927	$35,092,251
Corporate Bonds Total (Cost of $173,799,995)							$173,799,995	$161,660,903

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2022

Investments—Preferred Stock (4.5%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Acquisition Date	Units / Shares	Cost	Fair Value
Apex Group Ltd., Series A5	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	5,492	$6,426,835	$5,928,455
Apex Group Ltd., Series A3	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	703	833,577	758,842
Apex Group Ltd., Seried A1	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	1,528	1,811,354	1,649,270
Apex Group Ltd., Series A1 Liquidation	(3) (5) (8)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%	1/29/2021	35	7,266	37,210
Apex Structured Holdings Ltd.	(5) (8) (9)	Banking, Finance, Insurance & Real Estate	11.50% PIK	11.50%	4/25/2022	20,421,667	19,921,667	19,911,125
Appriss Health, LLC	(5) (8)	Healthcare & Pharmaceuticals	11.00% PIK	11.00%	5/6/2021	145	141,250	141,342
Blackbird Purchaser, Inc.	(5) (8)	Capital Equipment	12.50% PIK	12.50%	12/14/2021	13,772	13,485,554	13,523,386
Cordstrap Holding B.V.	(3) (5) (8)	Transportation: Cargo	9.61% PIK	9.61%	5/11/2022	2,566,556	2,662,416	2,689,622
Drilling Info Holdings, Inc.	(5) (8)	Energy: Oil & Gas	13.50% PIK	13.50%	2/11/2028	1,535,689	1,527,885	1,520,332
Integrity Marketing Group, LLC	(5) (8)	Banking, Finance, Insurance & Real Estate	10.50% PIK	10.50%	12/21/2021	7,919,653	7,769,653	7,816,325
Unifrutti Investments Ltd.	(3) (5) (8)	Beverage, Food & Tobacco	11.00% PIK	11.00%	10/22/2020	602	522,914	655,911
Zippy Shell Incorporated	(5) (8) (10)	Commercial Services & Supplies	8.00% PIK	8.00%	11/2/2020	35,442	913,877	1,424,975
Preferred Stock Total (Cost of $56,024,248)							$56,024,248	$56,056,795

Investments—Warrant (0.4%)	Footnotes	Industry	Acquisition Date	Expiration Date	Units / Shares	Cost	Fair Value
Blp Parent Corp.	(5) (9) (10)	Capital Goods	10/9/2020	10/9/2030	18	$6,337	$149,792
Blp Parent Corp.	(5) (9) (10)	Capital Goods	10/9/2020	10/9/2030	30	10,487	247,893
CP Developers S.a.r.l.	(5) (9) (10)	Banking, Finance, Insurance & Real Estate	5/21/2021	5/24/2031	0.095	2,093,086	1,400,166
Digital Intelligence Systems	(5) (9) (10)	Consumer Services	4/2/2021	4/2/2026	5,801	579,130	1,991,758
Sei Holding Corp.	(5) (9) (10)	Capital Goods	10/9/2020	10/9/2030	30	10,745	253,975
Sei Holding Corp.	(5) (9) (10)	Capital Goods	10/9/2020	10/9/2030	51	18,236	431,061
Warrant Total (Cost of $2,718,021)						$2,718,021	$4,474,645

Total Investments, at Fair Value (Cost of $1,894,879,494) (1)					142.6%	$1,894,879,494	$1,783,111,863
Net Other Assets (Liabilities)					(42.6)%		$(533,119,543)
Net Assets					100.0%		$1,249,992,320

(1) All of the Fund's Senior Loans and Collateralized Loan Obligations, Common Stocks, Corporate Bonds issued as 144A, Private Asset Backed Debt, Real Estate Debt and Warrants, if applicable, which as of June 30, 2022 represented 142.6% of the Fund's net assets or 96.6% of the Fund's total assets. Certain investments are subject to contractual restrictions on sales.
(2) The security position has been segregated as collateral against outstanding borrowings. See Note 6. Borrowings.
(3) All or a portion of this security is owned by OCPC Credit Facility SPV LLC (the “SPV”). See Note 1. Organization. As of June 30, 2022, the aggregate fair value of these securities is $1,269,093,440, or 71.2% of the Fund’s Total Investments, at Fair Value.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2022
(4) Represents the interest rate for a variable or increasing rate security, determined as [Reference Rate + Basis-point spread]. Stated interest rate represents the "all-in" rate as of June 30, 2022. Reference Rates are defined as follows:

EURIBOR	Euro London Interbank Offered Rate
GBP LIBOR	British Pound Sterling London Interbank Offered Rate
LIBOR	London Interbank Offered Rate
LOC	As defined by respective Letter of Credit Agreement
SOFR	Sovereign Overnight Financing Rate
SONIA	Sterling Overnight Index Average
As of June 30, 2022, the reference rates for our variable rate loans were the 30-day LIBOR at 1.80%, the 90-day LIBOR at 2.30%, the 180-day LIBOR at 2.90%, the 30-day SOFR at 1.70%, the 90-day SOFR
at 2.10%, and the 90-day GBP LIBOR at 1.70%.
(5) The value of this security was determined using significant unobservable inputs. See Note 3. Fair Value Measurement.
(6) The Fund has an unfunded commitment to fund delayed draw and/or revolving senior secured loans. See Note 8. Commitments and Contingencies.
(7) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities amount to $343,611,702 or 27.5% of the Fund's net assets at period end.
(8) Interest or dividend is paid-in-kind, when applicable.
(9) Non-income producing security.
(10) Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted, excluding 144A securities and loans. As of June 30, 2022, the aggregate fair value of these securities is $8,134,700, or 0.7% of the Fund’s net assets.
(11) In addition to the interest earned based on the stated interest rate of this loan, which is the amount reflected in this schedule, the Fund is entitled to receive additional interest as a result of an agreement among lenders. Pursuant to the agreement among lenders in respect of this loan, this investment represents a first lien/last out loan, which has a secondary priority behind the first lien/first out loan with respect to principal, interest and other payments.
(12) Class SUB are equity tranches of CLO issuances. These notes receive excess distributions, if any, once all other senior obligations are satisfied in the CLO structure. CLO equity tranches are generally issued at a discount and have no contractual principal and interest payments.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS (continued)
As of June 30, 2022
As of June 30, 2022, the industry composition of investments at fair value, excluding investments in Collateralized Loan Obligations which account for 23.0% of net assets, was as follows:

Industry	Fair Value	% of Net Assets
Banking, Finance, Insurance & Real Estate	174,552,213	14.0%
Healthcare & Pharmaceuticals	151,763,358	12.1%
Software	125,228,629	10.0%
Hotel, Gaming & Leisure	101,908,911	8.2%
High Tech Industries	90,862,207	7.3%
Business Services	86,432,350	6.9%
Containers, Packaging & Glass	74,700,918	6.0%
Consumer Services	73,449,215	5.9%
Energy: Oil & Gas	63,042,453	5.0%
Aerospace & Defense	59,978,301	4.8%
Capital Equipment	59,623,294	4.8%
Transportation: Cargo	56,412,734	4.5%
Chemicals, Plastics & Rubber	42,748,872	3.4%
Retail	42,178,667	3.4%
Automotive	41,047,681	3.3%
Beverage, Food & Tobacco	37,980,689	3.0%
Commercial Services & Supplies	36,371,537	2.9%
Telecommunications	31,872,549	2.5%
Entertainment	26,730,449	2.1%
Media: Advertising, Printing & Publishing	25,502,767	2.0%
Consumer Goods: Non-Durable	21,090,077	1.7%
Wholesale	20,477,709	1.6%
Environmental Industries	10,026,352	0.8%
Construction & Building	7,139,297	0.6%
Consumer Goods: Durable	6,440,390	0.5%
Electronic Equipment, Instruments & Components	5,691,270	0.5%
Capital Goods	5,149,896	0.4%
Metals & Mining	3,978,939	0.3%
Computers and Electronics	3,581,994	0.3%
Holdings Company	2,874,990	0.2%
Machinery	2,292,388	0.2%
Airlines	2,206,250	0.2%
Utilities	1,823,585	0.1%
Utilities: Electric	867,463	0.1%
Sovereign & Public Finance	68,237	0.0%
Total	$1,496,096,631	119.6%
See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2022

June 30, 2022
ASSETS
Investments, at fair value (cost $1,894,879,494)	$1,783,111,863
Cash and restricted cash	21,481,913
Cash and restricted cash denominated in foreign currencies (cost of $880,061)	882,113
Receivables and other assets:
Subscriptions receivable	13,387,074
Interest and dividends receivable	20,746,341
Deferred financing costs	2,980,457
Receivable for investments sold (including paydowns)	1,631,595
Prepaid expenses and other assets	980,040
Total assets	$1,845,201,396

LIABILITIES
Payables and other liabilities:
Secured borrowings	$259,197,197
Mandatory Redeemable Preferred Shares (net of unamortized deferred issuance costs of $2,145,167)	197,854,833
Payable for investments purchased	39,399,354
Income distribution payable	14,437,574
Redemptions payable	72,929,688
Payable for incentive fees	4,607,569
Payable for management fees	2,884,494
Interest payable on borrowings	1,936,880
Payable for adviser reimbursement (recoupment)	310,588
Due to Investment Adviser	134,264
Payable for distribution and shareholder service plan fees	41,766
Payable for trustees' compensation and expenses	48,598
Other accrued expenses and liabilities	1,426,271
Total liabilities	595,209,076
Net Assets	$1,249,992,320

Commitments and Contingencies (Note 8)

COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest	$149,479
Additional paid-in capital	1,343,539,741
Retained earnings (Accumulated deficit)	(93,696,900)
Net Assets	$1,249,992,320

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2022

NET ASSET VALUE PER SHARE	Net Asset Value of Share Class	Shares of Beneficial Interest Outstanding	Net Asset Value per Share
Class A Shares:
Net asset value and redemption price per share	$48,351,613	5,792,686	$8.35
Maximum offering price per share (net asset value plus sales charge of 3.00% of gross purchase price)			$8.61
Class I Shares:
Net asset value and redemption price per share	$379,170,657	45,233,856	$8.38
Class L Shares:
Net asset value and redemption price per share	$1,641,415	196,840	$8.34
Maximum offering price per share (net asset value plus sales charge of 3.50% of gross purchase price)			$8.64
Class M Shares:
Net asset value and redemption price per share	$43,639,921	5,205,226	$8.38
Class N Shares:
Net asset value and redemption price per share	$776,772,248	93,125,803	$8.34
Class Y Shares:
Net asset value and redemption price per share	$416,466	49,900	$8.35

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2022

For the Six Months Ended June 30, 2022
Investment Income
Interest Income	$55,758,150
PIK Dividends	2,382,793
PIK Interest Income	3,548,540
Other Income	1,345,024
Total Investment Income	63,034,507

Expenses
Management fees	7,418,128
Incentive fees	8,299,353
Distribution and service plan fees:
Class A	103,535
Class L	2,838
Class M	93,807
Class Y	521
Transfer and shareholder servicing agent fees:
Class A	3,372
Class I	28,630
Class L	91
Class M	2,182
Class N	57,205
Class Y	33
Shareholder communications:
Class A	2,750
Class I	22,865
Class L	83
Class M	1,816
Class N	47,143
Class Y	26
Interest expense and fees on borrowings	4,933,236
Valuation fees	641,080
Legal, auditing and other professional fees	559,245
Custodian fees and expenses	210,914
Trustees' fees and expenses	87,666
Deal expenses	129,151
Other expenses	56,918
Total expenses	22,702,588
Recoupment of waivers and reimbursements of expenses	1,340,442
Expenses after recoupment of waivers and reimbursements of expenses	24,043,030
Net Investment Income	38,991,477

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,142,536
Foreign currency transactions	(546,702)
Net realized gain	595,834
Net change in unrealized appreciation (depreciation) on:
Investment transactions	(114,742,557)
Foreign currency on secured borrowings	19,636,143
Foreign currency transactions	10,465
Net change in unrealized depreciation	(95,095,949)
Net Decrease in Net Assets Resulting from Operations	$(55,508,638)

See accompanying Notes to the Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2022 and for the Year Ended December 31, 2021

	Six Months Ended June 30, 2022	Year Ended December 31, 2021
Operations
Net investment income	$38,991,477	$33,541,626
Net realized gain (loss)	595,834	3,404,636
Net change in unrealized appreciation (depreciation)	(95,095,949)	12,028,379
Net increase (decrease) in net assets resulting from operations	(55,508,638)	48,974,641

Dividends and/or Distributions to Shareholders
Class A	(1,355,163)	(1,335,991)
Class I	(12,351,035)	(16,329,301)
Class L	(36,725)	(47,127)
Class M	(782,386)	(776,462)
Class N	(25,243,870)	(18,140,462)
Class Y	(14,100)	(102,173)
Total Dividends and/or Distributions to Shareholders	(39,783,279)	(36,731,516)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest:
Class A	18,641,969	27,813,855
Class I	93,195,524	152,931,888
Class L	1,181,482	(2,271,546)
Class M	25,993,775	14,942,945
Class N	325,250,594	454,220,062
Class Y	25,891	(9,111,602)
Net increase in Beneficial Interest Transactions	464,289,235	638,525,602

Net Assets
Total increase	368,997,318	650,768,727
Beginning of period	880,995,002	230,226,275
End of period	$1,249,992,320	$880,995,002

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2022

Six Months Ended June 30, 2022
Cash Flows from Operating Activities
Net decrease in net assets from operations	$(55,508,638)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities, net of change in payable for investments purchased	(1,850,047,896)
Proceeds from disposition of investment securities (including paydowns), net of change in receivable for investments sold	1,100,034,805
Premium amortization	897,884
Discount accretion	(2,997,277)
Amortization of deferred issuance costs	39,298
Net realized gain	(595,834)
Net change in unrealized depreciation	95,095,949
Change in assets:
Increase in other assets	(505,026)
Increase in interest and dividends receivable	(9,545,280)
Increase in deferred financing costs	(617,424)
Change in liabilities:
Increase in advisor recoupment	303,846
Increase in other liabilities	4,353,956
Net cash used in in operating activities	(719,091,637)

Cash Flows from Financing Activities
Proceeds from borrowings	273,241,419
Payments on borrowings	(269,179,029)
Proceeds from preferred shares sold	200,000,000
Mandatory redeemable preferred shares issuance costs	(2,184,465)
Proceeds from shares sold, net of subscriptions receivable	554,104,365
Payments on shares redeemed, net of redemptions payable	(41,969,504)
Cash distributions paid	(19,674,559)
Net cash provided by financing activities	694,338,227
Effect of exchange rate changes on cash	(536,237)
Net decrease in cash and restricted cash	(25,289,647)
Cash, restricted cash and foreign currency, beginning balance	47,653,673
Cash, restricted cash and foreign currency, ending balance	$22,364,026

Supplemental information:
Reinvestment of dividends and distributions	$14,130,454
Cash paid for interest on borrowings	$4,209,052

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2022	Year Ended December 31,			Period Ended December 31, 2018 (1)
CLASS A		2021	2020	2019
Per Share Operating Data
Net asset value, beginning of period	$9.02	$8.71	$9.29	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.28	0.55	0.68	0.73	0.20
Net realized and unrealized gain (loss)	(0.67)	0.36	(0.62)	(0.31)	(0.37)
Total from investment operations	(0.39)	0.91	0.06	0.42	(0.17)
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.28)	(0.60)	(0.64)	(0.72)	(0.24)
Total Dividends and/or distributions to shareholders:	(0.28)	(0.60)	(0.64)	(0.72)	(0.24)
Net asset value, end of period	$8.35	$9.02	$8.71	$9.29	$9.59
Total Return, at Net Asset Value (3)	(4.45)%	10.77%	1.22%	4.48%	(1.69)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,352	$33,224	$4,987	$781	$10
Average net assets (in thousands)	$41,537	$19,818	$962	$429	$22,478
Ratios to average net assets (4):
Net investment income	6.43%	6.13%	8.14%	7.69%	3.60%
Total expenses	4.52%	4.82%	6.92%	12.40%	6.94%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	4.83%	4.68%	5.76%	6.84%	3.50%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.63%	2.14%	3.16%	7.56%	5.69%
Interest expense and fees from borrowings	0.88%	0.69%	1.15%	1.79%	0.41%
Distribution and shareholder service fees	0.50%	0.50%	0.69%	0.83%	0.84%
Deal expenses and incentive fees (6)	1.50%	1.48%	1.92%	2.22%	0.00%
Portfolio turnover rate	65%	31%	37%	18%	6%
(1) For the period from June 4, 2018 (commencement of operations) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended June 30, 2022, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.94% of net assets on an annualized basis.
(6)     Ratio is less than 0.005% for the period ended December 31, 2018.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Six Months Ended June 30, 2022	Year Ended December 31,			Period Ended December 31, 2018 (1)
CLASS I		2021	2020	2019
Per Share Operating Data
Net asset value, beginning of period	$9.06	$8.74	$9.31	$9.58	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.30	0.59	0.73	0.80	0.22
Net realized and unrealized gain (loss)	(0.67)	0.38	(0.60)	(0.28)	(0.36)
Total from investment operations	(0.37)	0.97	0.13	0.52	(0.14)
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.31)	(0.65)	(0.70)	(0.79)	(0.28)
Total Dividends and/or distributions to shareholders:	(0.31)	(0.65)	(0.70)	(0.79)	(0.28)
Net asset value, end of period	$8.38	$9.06	$8.74	$9.31	$9.58
Total Return, at Net Asset Value (3)	(4.22)%	11.28%	2.13%	5.48%	(1.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$379,171	$315,036	$155,533	$108,714	$85,825
Average net assets (in thousands)	$356,332	$226,255	$115,133	$110,187	$84,627
Ratios to average net assets (4):
Net investment income	6.86%	6.60%	8.67%	8.31%	6.76%
Total expenses	4.00%	4.32%	6.06%	7.33%	6.92%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	4.37%	4.14%	5.10%	5.84%	3.83%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.63%	2.18%	2.96%	3.49%	5.16%
Interest expense and fees from borrowings	0.87%	0.67%	1.19%	1.63%	0.51%
Deal expense and incentive fees	1.50%	1.47%	1.91%	2.21%	1.25%
Portfolio turnover rate	65%	31%	37%	18%	6%
(1) For the period from September 4, 2018 (inception of offering) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended June 30, 2022, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Six Months Ended June 30, 2022	Year Ended December 31,			Period Ended December 31, 2018 (1)
CLASS L		2021	2020	2019
Per Share Operating Data
Net asset value, beginning of period	$9.02	$8.70	$9.29	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.28	0.54	0.69	0.76	0.21
Net realized and unrealized gain (loss)	(0.68)	0.38	(0.62)	(0.31)	(0.37)
Total from investment operations	(0.40)	0.92	0.07	0.45	(0.16)
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.28)	(0.60)	(0.66)	(0.75)	(0.25)
Total Dividends and/or distributions to shareholders:	(0.28)	(0.60)	(0.66)	(0.75)	(0.25)
Net asset value, end of period	$8.34	$9.02	$8.70	$9.29	$9.59
Total Return, at Net Asset Value (3)	(4.48)%	10.62%	1.42%	4.79%	(1.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,641	$569	$2,779	$1,421	$10
Average net assets (in thousands)	$1,124	$735	$2,438	$721	$10
Ratios to average net assets (4):
Net investment income	6.45%	6.02%	8.21%	8.00%	6.41%
Total expenses	4.61%	4.98%	6.57%	9.12%	122.15%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	4.98%	4.52%	5.63%	6.53%	4.20%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.63%	2.46%	2.94%	4.59%	119.98%
Interest expense and fees from borrowings	0.94%	0.61%	1.21%	1.81%	0.51%
Distribution and shareholder service fees	0.51%	0.48%	0.50%	0.48%	0.48%
Deal expense and incentive fees	1.53%	1.43%	1.92%	2.24%	1.18%
Portfolio turnover rate	65%	31%	37%	18%	6%
(1) For the period from June 4, 2018 (commencement of operations) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended June 30, 2022, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

CLASS M	Six Months Ended June 30, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020 (1)
Per Share Operating Data
Net asset value, beginning of period	$9.07	$8.74	$7.74
Income (loss) from investment operations:
Net investment income (2)	0.27	0.53	0.38
Net realized and unrealized gain	(0.69)	0.38	1.12
Total from investment operations	(0.42)	0.91	1.50
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.27)	(0.58)	(0.50)
Total Dividends and/or distributions to shareholders:	(0.27)	(0.58)	(0.50)
Net asset value, end of period	$8.38	$9.07	$8.74
Total Return, at Net Asset Value (3)	(4.68)%	10.47%	19.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,640	$19,906	$4,704
Average net assets (in thousands)	$25,078	$11,904	$2,053
Ratios to average net assets (4):
Net investment income	6.15%	5.89%	7.10%
Total expenses	4.84%	5.18%	6.62%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	5.17%	4.93%	5.27%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.67%	2.24%	3.35%
Interest expense and fees from borrowings	0.90%	0.70%	0.84%
Distribution and shareholder service fees	0.75%	0.75%	0.76%
Deal expense and incentive fees	1.52%	1.48%	1.67%
Portfolio turnover rate	65%	31%	37%
(1) For the period from May 15, 2020 (inception of offering) through December 31, 2020.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended June 30, 2022, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Six Months Ended June 30, 2022	Year Ended December 31,		Period Ended December 31, 2019 (1)
CLASS N		2021	2020
Per Share Operating Data
Net asset value, beginning of period	$9.02	$8.70	$9.29	$9.72
Income (loss) from investment operations:
Net investment income (2)	0.31	0.59	0.71	0.58
Net realized and unrealized gain (loss)	(0.68)	0.37	(0.60)	(0.40)
Total from investment operations	(0.37)	0.96	0.11	0.18
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.31)	(0.64)	(0.70)	(0.61)
Total Dividends and/or distributions to shareholders:	(0.31)	(0.64)	(0.70)	(0.61)
Net asset value, end of period	$8.34	$9.02	$8.70	$9.29
Total Return, at Net Asset Value (3)	(4.16)%	11.32%	1.88%	1.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$776,772	$511,836	$52,879	$1,165
Average net assets (in thousands)	$704,980	$248,911	$16,166	$295
Ratios to average net assets (4):
Net investment income	7.08%	6.65%	8.43%	8.41%
Total expenses	4.02%	4.34%	5.68%	12.44%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	4.19%	4.19%	4.79%	5.95%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.63%	2.15%	2.89%	8.49%
Interest expense and fees from borrowings	0.88%	0.71%	0.98%	1.72%
Deal expense and incentive fees	1.51%	1.49%	1.81%	2.23%
Portfolio turnover rate	65%	31%	37%	18%
(1) For the period from April 18, 2019 (inception of offering) through December 31, 2019.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended June 30, 2022, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 1.80% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS (Continued)

	Six Months Ended June 30, 2022	Year Ended December 31,			Period Ended December 31, 2018 (1)
CLASS Y		2021	2020	2019
Per Share Operating Data
Net asset value, beginning of period	$9.02	$8.69	$9.27	$9.57	$10.00
Income (loss) from investment operations:
Net investment income (2)	0.29	0.56	0.71	0.78	0.22
Net realized and unrealized gain (loss)	(0.66)	0.39	(0.61)	(0.31)	(0.37)
Total from investment operations	(0.37)	0.95	0.10	0.47	(0.15)
Dividends and/or distributions to shareholders:
Dividends to shareholders	(0.30)	(0.62)	(0.68)	(0.77)	(0.28)
Total Dividends and/or distributions to shareholders:	(0.30)	(0.62)	(0.68)	(0.77)	(0.28)
Net asset value, end of period	$8.35	$9.02	$8.69	$9.27	$9.57
Total Return, at Net Asset Value (3)	(4.33)%	11.02%	1.65%	5.08%	(1.58)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$416	$423	$9,344	$7,976	$104
Average net assets (in thousands)	$401	$1,585	$8,317	$4,852	$59
Ratios to average net assets (4):
Net investment income	6.97%	6.20%	8.49%	8.17%	6.42%
Total expenses	4.43%	4.87%	6.36%	7.95%	28.51%
Expenses after (recoupment of) waivers and reimbursements of expenses (5)	4.72%	4.22%	5.40%	6.25%	5.17%
Expenses, before waivers and reimbursements of expenses, excluding specific expenses listed below	1.71%	2.65%	2.96%	3.70%	25.35%
Interest expense and fees from borrowings	0.90%	0.59%	1.22%	1.79%	0.68%
Distribution and shareholder service fees	0.26%	0.23%	0.25%	0.24%	0.23%
Deal expense and incentive fees	1.56%	1.40%	1.93%	2.22%	2.25%
Portfolio turnover rate	65%	31%	37%	18%	6%
(1) For the period from September 4, 2018 (inception of offering) through December 31, 2018.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.
(4) Annualized for periods less than one full year.
(5) For the period ended June 30, 2022, expenses after recoupment of waivers and reimbursements of expenses, excluding interest and fees from borrowings, distribution and shareholder service fees, was 2.00% of net assets on an annualized basis.

See accompanying Notes to Consolidated Financial Statements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)
As of June 30, 2022

1. ORGANIZATION
Carlyle Tactical Private Credit Fund (together with its consolidated subsidiary, the “Fund”) is a Delaware statutory trust formed on December 13, 2017, and structured as an externally managed, diversified, closed-end investment company. The Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”), a wholly owned subsidiary of Carlyle Investment Management L.L.C. The Fund is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”) and operates as an interval fund. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
On June 4, 2018 (Commencement of Operations), the Fund completed its initial offering of shares of beneficial interest and subsequently commenced substantial investment operations. Effective November 4, 2019, the Fund changed its name from “OFI Carlyle Private Credit Fund” to “Carlyle Tactical Private Credit Fund”. Prior to October 24, 2019, the Fund’s Adviser was OC Private Capital, LLC, a joint venture between an affiliate of Invesco Ltd. and Carlyle Investment Management L.L.C., the parent company of CGCIM.
OCPC Credit Facility SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on March 11, 2018. The SPV is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation, March 11, 2018. As of June 30, 2022, the Fund’s net assets were $1,249,992,320, of which, $889,656,495 or 71%, are represented by the SPV’s net assets.
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in private credit instruments. The Fund will opportunistically allocate its investments in private credit instruments across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans); (b) direct lending (including first lien loans, second lien loans, unitranche loans and mezzanine debt); (c) opportunistic credit; (d) structured credit (including collateralized loan obligations, or “CLOs”); and (e) real assets (including infrastructure, aviation and real estate). To a lesser extent, the Fund also may invest in special situations, including stressed and non-control distressed credit and opportunities arising due to market dislocation. The Fund may invest in additional strategies in the future. While some of the loans in which the Fund will invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. The Fund normally will invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.
The Fund may invest a substantial portion of its assets in loans to companies whose debt, if rated, is rated below investment grade, and, if not rated, would likely be rated below investment grade if it were rated (that is, below BBB- or Baa3, which is often referred to as “high yield” or “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.
Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter and the distributor of the Fund’s shares. The Fund offers Class A, Class I, Class L, Class M, Class N, and Class Y shares. During the

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

reporting period, the Fund’s shares were offered for sale on a daily basis for all of its share classes. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, M and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). The consolidated financial statements include the accounts of the Fund and its wholly owned subsidiary, the SPV. All significant intercompany balances and transactions have been eliminated. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.

The unaudited interim financial statements have been prepared in accordance with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form N-CSR under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270 30e-1) and Article 6 of Regulation S-X. In the opinion of management, all adjustments considered necessary for the fair presentation of consolidated financial statements for the interim periods presented have been included. These adjustments are of a normal, recurring nature. This semi-annual report should be read in conjunction with the Fund's annual report on Form N-CSR for the year ended December 31, 2021. The results of operations of the six month period ended June 30, 2022 are not necessarily indicative of the operating results to be expected for the full year.
Allocation of Income, Expenses, Gains and Losses
Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Class-specific expenses such as distribution and service plan fees, transfer and shareholder servicing fees, and shareholder communications expenses are broken out by class in the Consolidated Statement of Operations.
Use of Estimates
The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Fund’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact on base management and incentive fees involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from these estimates and such differences could be material.
Investments
Investment transactions are recorded as of the applicable trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Consolidated Statement of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3 for further information about fair value measurements.
Cash, Cash Equivalents and Restricted Cash
Cash, cash equivalents and restricted cash consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. treasury notes) with original maturities of three months or less. Cash equivalents are carried at amortized cost, which approximates fair value. Restricted cash includes cash held on deposit in Cash Collateral Accounts that serve as collateral for the borrowings under the credit facilities and would be applied to the amounts owed under the credit facilities in an event of default (See Note 6). As of June 30, 2022, the Fund had a restricted cash balance of $17,254,919 which represents amounts that are collected by trustees who have been appointed as custodians of the assets securing certain of the Fund's financing transactions, and held for payment of interest expense and principal on the outstanding borrowings, or reinvestment into new assets. The Fund’s cash, cash equivalents and restricted cash are held at one or more large financial institutions and cash held in such financial institutions may, at times, exceed the Federal Deposit Insurance Corporation insured limit.
Revenue Recognition
Interest from Investments
Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any.
The Fund has loans in its portfolio that contain payment-in-kind (“PIK”) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. As of June 30, 2022, the fair value of the fixed income debt securities in the portfolio with PIK provisions was $245,909,848, which represents approximately 13.8% of the total investments at fair value. For the six month period ended June 30, 2022, the Fund earned $3,548,540 in PIK interest income, which is included in PIK interest income in the Consolidated Statement of Operations.
The Fund has loans in its portfolio that are first lien/last out loans. The Fund may receive additional interest and/or discount from an agreement with other lenders on such positions and includes such income, calculated in accordance with the effective interest rate method, as interest income in the Consolidated Statement of Operations.
CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flow, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets.
Other Income
Other income may include income such as consent, waiver, amendment, unused, syndication, arranger and prepayment fees associated with the Fund’s investment activities. Such fees are recognized as income when earned or the services are rendered. The Fund may receive fees for guaranteeing the outstanding debt of a portfolio company. Such fees are amortized into other income over the life of the guarantee. The unamortized amount, if any, is included in other assets in the accompanying Consolidated Statement of Assets and Liabilities.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

Non-Accrual Income
Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection. As of June 30, 2022, all of the loans in the portfolio were performing and current on their interest payments.
Credit Facility Related Costs, Expenses and Deferred Financing Costs (See Note 6, Borrowings)
The SPV closed on a credit agreement with Société Générale on June 28, 2018 (the “SPV Credit Facility”), which was subsequently amended to include HSBC Bank USA, National Association as a lender. On May 5, 2021, the SPV terminated the credit facility with Société Générale and HSBC Bank USA, National Association and entered a loan and security agreement with JPMorgan Chase Bank (the “JPM Credit Facility”), which was subsequently amended to increase the commitment. The agreement provides the SPV with an asset-backed credit facility.
Interest expense and unused commitment fees on the credit facilities are recorded on an accrual basis. Unused commitment fees are included in interest expense and fees on borrowings in the accompanying Consolidated Statement of Operations.
The JPM Credit Facility is recorded at carrying value, which approximates fair value.
Mandatory Redeemable Preferred Shares (See Note 7, Mandatory Redeemable Preferred Shares)
The Fund authorized and issued two series of Mandatory Redeemable Preferred Shares (“MRP Shares”) on various dates in 2022. The Fund carries its MRP Shares at amortized cost and such shares are included as a liability in the Consolidated Statement of Assets and Liabilities.
Dividends to holders of MRP Shares are accrued daily. Issuance costs on the MRP Shares are amortized over the life of the MRP Shares. See Note 7 for more details.
Distribution and Shareholder Service Plan Fees
Distribution and Shareholders Service Plan Fees consist primarily of fees and expenses incurred in connection with the offering of shares, including legal, underwriting, printing and other costs, as well as costs associated with the preparation and filing of applicable registration statements. Distribution and Shareholder Service Plan Fees are charged against equity when incurred. The Fund offers its shares on a continual basis through the Distributor. Fees can be up to 0.75% of a class’s average monthly net assets. The fees are included in the distribution and service plan fees in the Consolidated Statement of Operations.
Transfer Agent Fees
Transfer Agent Fees consist primarily of fees and expenses incurred in connection with electronic processing of client orders, fund transfers between clients and the Fund, client maintenance and documentation. The Fund pays the Transfer Agent a fee based on various factors, including number of accounts and filings. DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent for the Fund. The Fund has entered into arrangements with one or more financial intermediaries to provide sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts. In return for these services, the Fund pays sub-transfer agency fees to such financial intermediaries. Fees incurred with respect to these services are included in transfer and shareholder servicing agent fees in the Consolidated Statement of Operations.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

Income Taxes
For federal income tax purposes, the Fund has elected to be treated as a RIC under the Code, and intends to make the required distributions to its shareholders as specified therein. In order to qualify as a RIC, the Fund must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Fund is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.
The minimum distribution requirements applicable to RICs require the Fund to distribute to its shareholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year (the “Annual Distribution Requirement”). ICTI includes non-cash income such as PIK income. Depending on the level of ICTI earned in a tax year, the Fund may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
In addition, based on the excise distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed. The Fund intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. The SPV is a disregarded entity for tax purposes and is consolidated with the tax return of the Fund. All penalties and interest associated with income taxes, if any, are included in income tax expense.
Due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Dividends and Distributions to Shareholders of Beneficial Interest
To the extent that the Fund has taxable income available, the Fund intends to make quarterly distributions to its common shareholders. Estimated dividends and distributions to shareholders of beneficial interest will accrue daily based on the day’s income and expense activity. Dividends and distributions to shareholders of beneficial interest are recorded on the record date executed at the pre-dividend reinvestment program NAV per share. The amount to be distributed is determined by the Board of Trustees each quarter and is generally based upon the taxable earnings estimated by management and available cash. Net realized capital gains, if any, are generally distributed at least annually, although the Fund may decide to retain such capital gains for investment.
The Fund has an “opt out” dividend reinvestment plan that provides for reinvestment of dividends and other distributions on behalf of the shareholder, other than those shareholders who have “opted out” of the plan. As a result of adopting the plan, if the Board of Trustees authorizes, and the Fund declares, a cash dividend or distribution, the shareholders who have not elected to “opt out” of the dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of the Fund’s shares of beneficial interest, rather than receiving cash. Each registered shareholder may elect to have such shareholder’s dividends and distributions distributed in cash rather than participate in the plan. For any registered shareholder that does not so elect, distributions on such shareholder’s shares will be reinvested by DST Systems, Inc., the Fund’s plan administrator, in additional shares. The number of shares to be issued to the shareholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes.

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Functional Currency
The functional currency of the Fund is the U.S. Dollar. Investments are generally made in the local currency of the country in which the investments are domiciled and are translated into U.S. Dollars with foreign currency translation gains or losses recorded within net change in unrealized appreciation (depreciation) on investments in the accompanying Consolidated Statement of Operations. Foreign currency translation gains and losses on non-investment assets and liabilities are separately reflected in the accompanying Consolidated Statement of Operations.
Recent Accounting Standards Updates
In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate discontinued because of reference rate reform. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. The Fund is currently evaluating the impact of adopting ASU 2020-04 on its consolidated financial statements.
3. FAIR VALUE MEASUREMENTS
The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the bid price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser or the Fund’s Board of Trustees, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Board of Trustees engages third-party valuation firms to provide independent prices on securities/instruments that are illiquid or for which the pricing source does not provide a valuation. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Adviser’s Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.
All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:
•the nature and realizable value of any collateral;
•call features, put features and other relevant terms of debt;
•the portfolio company’s leverage and ability to make payments;
•the portfolio company’s public or private credit rating;

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

•the portfolio company’s actual and expected earnings and discounted cash flow;
•prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;
•the markets in which the portfolio company does business and recent economic and/or market events; and
•comparisons to comparable transactions and publicly traded securities.
Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation currently reflected in the consolidated financial statements as of June 30, 2022.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:
•Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. Financial instruments in this category generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.
•Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. Financial instruments in this category generally include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
•Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments in this category generally include investments in privately-held entities, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. During the six month period ended June 30, 2022, there were transfers of $4,042,351 into Level 3 and transfers of

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$5,840,298 out of Level 3. Transfers into and out of Level 3 occurred due to the Fund’s policy to determine the fair value hierarchy based on available quoted prices in active markets, the bid-ask spread and the liquidity of the quoted prices.
The following table summarizes the Fund’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of June 30, 2022:

	As of June 30, 2022
	Level 1	Level 2	Level 3	Total
Assets
Corporate Loans
First Lien Debt	$—	$319,038,278	$813,939,666	$1,132,977,944
Second Lien Debt	—	14,068,505	120,922,360	134,990,865
Unsecured	—	—	2,988,844	2,988,844
Collateralized Loan Obligations	—	—	287,015,232	287,015,232
Common Stock	16,977	—	2,929,658	2,946,635
Corporate Bonds
Secured	—	21,504,219	105,064,433	126,568,652
Unsecured	—	35,092,251	—	35,092,251
Preferred Stock	—	—	56,056,795	56,056,795
Warrants	—	—	4,474,645	4,474,645
Total	$16,977	$389,703,253	$1,393,391,633	$1,783,111,863
The changes in the Fund’s investments at fair value for which the Fund has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	For the six month period ended June 30, 2022
	Corporate Loans			Collateralized Loan Obligations	Common Stock	Secured Corporate Bonds	Preferred Stock	Warrants	Total
	First Lien Debt	Second Lien Debt	Unsecured
Balance, beginning of period	$513,708,182	$105,430,161	$2,976,990	$160,485,702	$1,591,896	$45,512,215	$32,012,597	$3,862,191	$865,579,934
Purchases	381,834,733	35,331,320	3,365,131	174,903,231	1,217,142	64,211,070	24,576,008	—	685,438,635
Sales	(45,668,043)	(16,171,825)	(2,990,737)	(6,859,775)	(121,905)	—	—	—	(71,812,285)
Paydowns	(5,062,309)	—	—	—	—	(140,909)	—	—	(5,203,218)
Accretion of discount (premium)	1,496,610	204,511	—	(204,727)	—	116,310	—	—	1,612,705
Net realized gains (losses)	405,996	277,103	76,397	133,397	—	1,265	—	—	894,158
Net change in unrealized appreciation (depreciation)	(30,977,556)	(4,148,910)	(438,937)	(41,442,596)	242,525	(4,635,518)	(531,810)	612,454	(81,320,348)
Transfers into Level 3	4,042,351	—	—	—	—	—	—	—	4,042,351
Transfers out of Level 3	(5,840,298)	—	—	—	—	—	—	—	(5,840,298)
Balance, end of period	$813,939,666	$120,922,360	$2,988,844	$287,015,232	$2,929,658	$105,064,433	$56,056,795	$4,474,645	$1,393,391,633
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$(29,782,639)	$(3,907,886)	$(438,937)	$(41,305,890)	$308,873	$(4,635,518)	$(531,810)	$612,454	$(79,681,353)
The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market

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approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Fund carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.
Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
The fair value of CLOs is estimated based on various valuation models from third-party pricing services. Those analyses consider the current trading activity, position size, liquidity, current financial condition of the CLOs, the third-party financing environment, reinvestment rates, recovery lags, discount rates, and default forecasts. The Fund corroborates quotations from pricing services either with other available pricing data and subsequent or recent trading information. These securities are classified as Level 3.
Investments in equities are generally valued using consensus pricing, or a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.
The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of June 30, 2022:

	Fair Value as of June 30, 2022	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Corporate Loans
First Lien Debt	$648,475,555	Income Approach	Discount Rate	6.7%	23.8%	11.6%
	165,464,111	Consensus Pricing	Indicative Quotes	48.0	119.8	99.0
Second Lien Debt	118,744,860	Income Approach	Discount Rate	9.8%	16.0%	13.2%
	2,177,500	Consensus Pricing	Indicative Quotes	85.0	88.5	87.1
Unsecured	2,988,844	Income Approach	Discount Rate	14.6%	14.6%	14.6%
Secured Corporate Bonds	105,064,433	Income Approach	Discount Rate	8.4%	13.4%	11.1%
Collateralized Loan Obligations	287,015,232	Consensus Pricing	Indicative Quotes	26.2	97.0	79.8
Common Stock	2,060,650	Market Approach	Comparable Multiple	7.64x	14.00x	10.30x
	515,189	Consensus Pricing	Indicative Quotes	0.01	3.17	1.32
	353,819	Income Approach	Discount Rate	8.4%	8.4%	8.4%
Preferred Stock	2,689,622	Consensus Pricing	Indicative Quotes	1.1	1.1	1.1
	51,942,198	Income Approach	Discount Rate	12.1%	15.4%	13.3%
	1,424,975	Market Approach	Comparable Multiple	13.14x	13.14x	13.14x
Warrants	4,474,645	Market Approach	Comparable Multiple	0.67x	12.72x	7.18x
Total Level 3 Investments	$1,393,391,633
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in corporate loans, secured corporate bonds and CLOs are discount rates and indicative quotes. Significant increases in discount rates

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

would result in a significantly lower fair value measurement. Significant decreases in indicative quotes may result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in equities are indicative quotes, discount rates and comparable EBITDA multiples. Significant increases in discount rates in isolation would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples in isolation would result in a significantly lower fair value measurement.
Net Asset Value Valuation
The Fund calculates per share price for the beneficial interests of the Fund on a daily basis (each calculation date herein referred to as the “Valuation Date”). The Fund calculates the per share price based on the net asset value of each Class of shares as of approximately 4:00 P.M. Eastern Time, on each Valuation Date, except in the case of a scheduled early closing of the New York Stock Exchange (the “Exchange”), in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.
The Board of Trustees has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Adviser. The Adviser has established a Valuation Committee which is responsible for determining fair valuation. Determinations are subject to review, approval, and ratification by the Fund’s Board of Trustees at least quarterly or more frequently, if necessary. The Adviser and the Board of Trustees are responsible for the accuracy, reliability and completeness of any market or fair market valuation determinations made with respect to the Fund’s assets.
4. RELATED PARTY TRANSACTIONS
Due to Adviser
In the ordinary course of business, the Fund enters, and may continue to enter into transactions in which the Adviser prepays for the Fund’s expenses that may be considered related party transactions. As of June 30, 2022, the Fund owes the Adviser $134,264 in expense reimbursements and $310,588 for adviser recoupment.
Investment Advisory Agreement
On May 24, 2018, the Fund’s Board of Trustees, including a majority of the trustees who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”), approved an investment advisory agreement (the “Original Investment Advisory Agreement”) between the Fund and the OC Private Capital, LLC in accordance with, and on the basis of an evaluation satisfactory to such trustees as required by Section 15(c) of the Investment Company Act.
The Original Investment Advisory Agreement was amended on September 30, 2019 (as amended, the “First Amended and Restated Investment Advisory Agreement”). On October 24, 2019, the First Amended and Restated Investment Advisory Agreement was further amended (as amended, the “Second Amended and Restated Investment Advisory Agreement”) to replace OC Private Capital, LLC with Carlyle Global Credit Investment Management L.L.C. as the investment adviser. The Second Amended and Restated Investment Advisory Agreement was further amended on April 1, 2020 (as amended, the “Investment Advisory Agreement”). Unless terminated earlier, the Investment Advisory Agreement renews automatically for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of the Board of Trustees and by the vote of a majority of the Independent Trustees. On September 30, 2021, the Fund’s Board of Trustees, including a majority of the Independent Trustees, approved the continuance of the Fund's Investment Advisory Agreement with the Adviser for an additional one-year term. Pursuant to relief granted by the SEC in light of the COVID-19 pandemic (the "Order") and a determination by the Board of Trustees that reliance on the order was appropriate due to circumstances related to the current or potential side-effects of COVID-19, the September 30 meeting was held by video- and telephone-conference. The Investment Advisory Agreement will automatically terminate in the event of an assignment and may be terminated by either party without penalty upon at least 60 days’ written notice to the other party. Subject to the overall supervision of the Board of

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

Trustees, the Adviser provides investment advisory services to the Fund. For providing these services, the Adviser receives fees from the Fund consisting of two components—a base management fee and an incentive fee.
The base management fee is calculated at an annual rate of 1.00% of the Fund’s consolidated month-end Managed Assets (such amount not to exceed, in any case, 1.50% of the Fund’s net assets). Managed Assets means the total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.
Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.50% per quarter (6% annualized) or a “catch-up rate” of 1.82% per quarter (7.28% annualized), as applicable, and the Adviser is entitled to receive 17.5% of the amount of pre-incentive fee net investment income after exceeding the “catch-up rate”.
Pursuant to the Investment Advisory Agreement, effective April 1, 2020, the Fund pays its Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:
•no incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;
•100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 1.82% in any calendar quarter (7.28% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 1.82%) as the “catch-up.” The “catch-up” is meant to provide the Adviser with approximately 17.5% of the Fund’s pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds 1.82% in any calendar quarter; and
•17.5% of the amount of pre-incentive fee net investment income, if any, that exceeds 1.82% in any calendar quarter (7.28% annualized) will be payable to the Adviser. This reflects that once the hurdle rate is reached and the catch-up is achieved, 17.5% of all pre-incentive fee net investment income thereafter is allocated to the Adviser.
For the six month period ended June 30, 2022, base management fees were $7,418,128 and incentive fees related to pre-incentive fee net investment income were $8,299,353.
As of June 30, 2022, $2,884,494 and $4,607,569 was included in management fees payable and incentive fees payable, respectively, in the accompanying Consolidated Statement of Assets and Liabilities.
Expense Limitation Agreement
The Adviser and the Fund have entered into the Expense Limitation Agreement under which the Adviser has agreed contractually for a one-year period ending April 30, 2023, with the option to renew annually, to waive its management fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating expenses in respect of each class (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowing and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and other unusual and infrequent expenses, (ii) Incentive Fees and (iii) any distribution and/or shareholder servicing fees) in respect of the relevant month exceed 2.00% of the month-end net asset value of such class (the “Expense Limitation”). In consideration of the Adviser’s agreement to waive its management fee and/or reimburse the Fund’s operating expenses, the Fund has agreed to repay the Adviser in the amount of any waived management fees and Fund expenses reimbursed of each class subject to the limitation that reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser, and (ii) the Adviser reimbursement does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any Adviser reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Limitation of such class or another expense limitation in place at that time. As of June 30, 2022, the estimated amount subject to reimbursement by the Fund to the Adviser under the agreement was $2,663,584, none of which relates to waivers and reimbursements incurred during the current period.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

The Adviser has recaptured $1,340,442 of previously waived and/or reimbursed amounts during the six month period ended June 30, 2022. The following table summarizes the amounts recaptured and the amounts eligible for recovery as of June 30, 2022:

	For the Six Months Ended and As of June 30, 2022
	Recoupment of fees waived	Eligible for Recovery
Class A	$69,633	$—
Class I	643,809	2,467,549
Class L	2,078	38,114
Class M	40,429	7,859
Class N	583,916	—
Class Y	577	150,062
Total	$1,340,442	$2,663,584
Amounts eligible for recovery at June 30, 2022 expire as follows: $950,362 in the year ended December 31, 2022, $1,203,312 in the year ended December 31, 2023 and $509,910 in the year ended December 31, 2024.
Board of Trustees
The Fund’s Board of Trustees currently consists of four members, three of whom are Independent Trustees. The Board of Trustees has established an Audit Committee, a Nominating and Governance Committee and an Independent Trustees Committee, the members of each of which consist entirely of the Fund’s Independent Trustees. The Board of Trustees established a Valuation Committee composed of individuals affiliated with the Adviser to oversee the day-to-day procedures. The Board of Trustees may establish additional committees in the future. For the six month period ended June 30, 2022, the Fund incurred $87,666 in fees and expenses associated with its Independent Trustees' services on the Fund's Board of Trustees and its committees. As of June 30, 2022, $48,598 in fees or expenses associated with the Fund’s Independent Trustees were payable.
Shareholder Concentration
Related parties owned approximately 10% of the Fund's total outstanding shares at period end. Related parties may include, but are not limited to, the Adviser and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.
5. RISK FACTORS
Investment Risks
Portfolio Fair Value Risk
Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter (“OTC”) secondary market for institutional investors. The Board is responsible for the valuation of the Fund’s portfolio investments, and has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.

A high proportion of the Fund’s investments relative to its total investments are expected to be valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies' financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Fund’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser and its affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.
Loans
The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
Collateralized Loan Obligations (CLOs)
The Fund invests in CLOs. CLOs are backed by a portfolio of senior secured loans. The Fund’s CLO investments may include senior/mezzanine CLO debt tranches (rated investment grade), mezzanine CLO debt tranches

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(rated below investment grade or unrated), subordinated CLO equity tranches (unrated), leveraged loans (including warehouse facilities that hold such loans) and vehicles that invest indirectly in CLO securities or leveraged loans. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. In light of the above, CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. CLOs present risks similar to those of other types of debt obligations and such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.
Securities on a When-Issued or Forward Commitment Basis
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment" basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

Covenant-Lite Loans Risk

    Some of the loans in which the Fund may invest may be “covenant-lite” loans. “Covenant-lite” loans refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent the Fund invests in “covenant-lite” loans, the Fund may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

Equity Security Risk
Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

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Risks of Foreign Investing
The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.
Real Assets Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, including infrastructure and aviation, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) changes in environmental, governmental and other regulations; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) surplus capacity and depletion concerns; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Real Estate Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments of companies in the real estate industry, which has historically experienced substantial price volatility. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in this industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Market Risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or an escalation in conflict between Russia and Ukraine, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. For example, the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions,

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governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates.

Brexit Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom (“UK”). The government of the UK held an in-or-out referendum on the UK’s membership in the EU on June 23, 2016. The referendum resulted in a vote in favor of the exit of the UK from the EU (“Brexit”). The UK ceased to be a member state of the EU on January 31, 2020, and the transition period provided for in the withdrawal agreement entered by the UK and the EU ended on December 31, 2020. In December 2020, the UK and the EU agreed on a trade and cooperation agreement, which was subsequently ratified by the parties. The trade and cooperation agreement covers the general objectives and framework of the relationship between the UK and the EU. The impact of Brexit on the UK and EU and the broader global economy is unknown but could be significant and could result in increased volatility and illiquidity and potentially lower economic growth. Brexit also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-U.S. issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund’s assets are valued in U.S. dollars, and the depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar could adversely affect the Fund’s investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

COVID-19 Pandemic Risk

While several countries, as well as certain states in the United States, have relaxed public health restrictions with a view to partially or fully reopening their economies, recurring COVID-19 outbreaks and any related public health restrictions may lead to or prolong a global economic downturn. Even after the COVID-19 pandemic fully subsides, the U.S. economy and most other major global economies may experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the U.S. and other major markets.
Inflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.
Interest Rate Risk
As of June 30, 2022, on a fair value basis, approximately 10.3% of the Fund’s debt investments bear interest at a fixed rate and approximately 89.7% of the Fund’s debt investments bear interest at a floating rate, which primarily are subject to interest rate floors. Interest rates on the investments held within the Fund’s portfolio of investments are typically based on floating LIBOR or SOFR, with many of these investments also having a LIBOR or SOFR floor. Additionally, the Fund’s credit facilities are also subject to floating interest rates and are currently paid based on floating LIBOR, EURIBOR and SOFR rates.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.
The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.

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The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

Payment-in-Kind (“PIK”) Interest Risk

The Fund may hold investments that result in PIK interest. PIK creates the risk that incentive fees will be paid to the Adviser based on non-cash accruals that ultimately may not be realized, while the Adviser will be under no obligation to reimburse the Fund for these fees. PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Adviser. Similarly, all things being equal, the deferral associated with PIK interest also increases the loan-to-value ratio at a compounding rate. The market prices of PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Because PIK interest results in an increase in the size of the PIK securities held, the Fund’s exposure to potential losses increases when a security pays PIK interest.

Unitranche Loans

Unitranche loans provide leverage levels comparable to a combination of first lien and second lien or subordinated loans. From the perspective of a lender, in addition to making a single loan, a unitranche loan may allow the lender to choose to participate in the “first out” tranche, which will generally receive priority with respect to payments of principal, interest and any other amounts due, or to choose to participate only in the “last out” tranche, which is generally paid after the “first out” tranche is paid. The Fund intends to participate in “first out” and “last out” tranches of unitranche loans and make single unitranche loans.

Risks Associated with Changes in LIBOR
On July 27, 2017, the UK Financial Conduct Authority announced that it intended to stop persuading or compelling banks to submit LIBOR rates after 2021. More recently, the administrator of LIBOR announced that it will cease the publication of the one week and two month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining U.S. Dollar LIBOR settings immediately following the LIBOR publication on June 30, 2023. However, the UK Financial Conduct Authority, the LIBOR administrator and other regulators also announced that certain sterling and yen LIBOR settings would be calculated on a "synthetic" basis through the end of 2022. In connection with supervisory guidance from regulators, certain regulated entities have ceased to enter into certain new LIBOR contracts after January 1, 2022. It is not possible to predict the effect of these changes, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the United Kingdom or elsewhere. It is possible that banks will not continue to provide submissions for the calculation of LIBOR. Similarly, it is not possible to predict whether LIBOR will continue to be viewed as an acceptable market benchmark, what rate or rates may become accepted alternatives to LIBOR, or what the effect of any such changes in views or alternatives may have on the financial markets for LIBOR-linked financial instruments.
To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee ("ARRC"), a U.S.-based group convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York, was formed. Financial regulators in the United Kingdom, the European Union, Japan and Switzerland also formed working groups with the aim of recommending alternatives to LIBOR denominated in their local currencies. On July 22, 2021, the ARRC formally recommended the Secured Overnight Financing Rate ("SOFR") as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although SOFR appears to be the preferred replacement rate for U.S. Dollar LIBOR, it is unclear if other benchmarks may emerge or if other rates will be adopted outside the U.S. The Bank of England's current nominated replacement for GBP-LIBOR is the Sterling Overnight Interbank Average Rate ("SONIA"). Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, including SONIA, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate.

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In any event, LIBOR is likely to perform differently than in the past and, ultimately, cease to exist as a global benchmark going forward. Until an alternative benchmark rate(s) becomes generally accepted and regularly implemented in the market, the uncertainty as to the future of LIBOR, its eventual phase-out, the transition to one or more alternate benchmark rate(s), and the implementation of such new benchmark rate(s) may impact a number of factors, which, either alone or in the aggregate, may cause a material adverse effect on the Fund's performance and our ability to achieve its investment objective. The Adviser does not have prior experience in investing during a period of benchmark rate transition and there can be no assurance that the Adviser will be able to manage our business in a profitable manner before, during or after such transition.
The discontinuance of LIBOR may require the Fund to renegotiate credit agreements entered into prior to the discontinuation of LIBOR and extending beyond the discontinuance with our portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on our ability to receive attractive returns.
Depending on several factors, including those set forth above, and the related costs of negotiating and documenting necessary changes to documentation, our business, financial condition and results of operations could be materially adversely impacted by the market transition or reform of certain reference rates and benchmarks. Other factors include the pace of the transition to replacement or reformed rates, the specific terms and parameters for and market acceptance of any alternative reference rates, prices and liquidity of trading markets for products based on alternative reference rates, and our ability to transition and develop appropriate systems and analytics for one or more alternative reference rates.
Regulatory Risk

    Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.
Credit Risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Prepayment Risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

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Volatility Risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency
Currency Hedging Risk

    The Adviser may seek to hedge all or a portion of the Fund’s foreign currency risk. For example, the Fund may enter into foreign currency forward contracts to reduce the Fund’s exposure to foreign currency exchange rate fluctuations in the value of foreign currencies. In a foreign currency forward contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. Forward foreign currency contracts are marked-to-market at the applicable forward rate. There is no guarantee that it will be practical to hedge currency risks or that any efforts to do so will be successful. The use of foreign currency forward contracts is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of foreign currency forward contracts will achieve their intended result. If the Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, currency prices or other variables, the use of foreign currency forward contracts could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of foreign currency forward contracts and the value of the portfolio assets (if any) being hedged could also result in losses.
Cybersecurity Risk
    Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.
6. BORROWINGS
In accordance with the Investment Company Act, the Fund is currently only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 300% after such borrowing. As of June 30, 2022, asset coverage (exclusive of preferred equity shares) was 659%. The SPV is party to the JPM Credit Facility and, until its termination on May 5, 2021, the SPV was party to the SPV Credit Facility described below.

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SPV Credit Facility
The SPV closed on the SPV Credit Facility on June 28, 2018 with Société Generale. The SPV Credit Facility had a maturity date of June 28, 2021. On May 5, 2021, the SPV repaid all outstanding amounts under the SPV Credit Facility and the facility was terminated. The SPV Credit Facility provided for secured borrowings during the applicable revolving period up to an amount equal to the lesser of $150,000,000 commitment and the borrowing base subject to the amount of restricted cash held at the Cash Collateral Accounts and the pledged assets. Borrowings under the SPV Credit Facility bore interest based on the applicable LIBOR base rate plus a spread between 1.40% and 1.85% per year depending on tenor and currency. The SPV was also required to pay an undrawn commitment fee of between 0.25% and 0.50% per year depending on the drawings under the SPV Credit Facility and a structuring commitment fee of 0.175% per year depending on the SPV Credit Facility’s commitment. Payments under the SPV Credit Facility were made monthly for interest and quarterly for commitment fees. The lenders had a first lien security interest on substantially all of the assets of the SPV.
JPM Credit Facility
The SPV closed on the JPM Credit Facility on May 5, 2021, which was subsequently amended on May 14, 2021, September 8, 2021, November 12, 2021 and February 16, 2022. The maximum principal amount of the JPM Credit Facility prior to February 16, 2022 was $350,000,000 and is $650,000,000 effective February 16, 2022 through financing commitments in two tranches of advances (the "Tranche A Financing Commitment" and "Tranche B Financing Commitment"), subject to availability under the JPM Credit Facility, which is based on certain advance rates multiplied by the value of the SPV’s portfolio investments (subject to certain concentration limitations) net of certain other indebtedness that the SPV may incur in accordance with the terms of the JPM Credit Facility. Proceeds of the JPM Credit Facility may be used for general corporate purposes, including the funding of portfolio investments. The SPV may borrow amounts in U.S. dollars or certain other permitted currencies. Amounts drawn under the JPM Credit Facility prior to February 16, 2022, including amounts drawn in respect of letters of credit, bear interest at either the applicable benchmark plus an applicable spread of 1.85%, or an applicable base rate (which is the highest of a prime rate or the federal funds effective rate plus 0.50%) plus an applicable spread of 1.85%. The Fund may elect either the applicable benchmark or the applicable base rate at the time of drawdown, and loans may be converted from one rate to another, subject to certain conditions. The SPV also pays a fee of 0.30% on undrawn amounts and 0.20% administration fee on the maximum principal amount under the JPM Credit Facility and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin under the JPM Credit Facility while the letter of credit is outstanding.
Subsequent to the amendment effective February 16, 2022, the Fund may borrow amounts under either Tranche A Financing Commitment or Tranche B Financing Commitment. The principal amount for Tranche A Financing Commitment is $350,000,000. Amounts drawn under Tranche A Financing Commitment bear interest at either the applicable benchmark plus an applicable spread of 1.85%, or an applicable base rate (which is the highest of a prime rate or the federal funds effective rate plus 0.50%) plus an applicable spread of 1.85%. The principal amount for Tranche B Financing Commitment is $100,000,000, plus scheduled increases of $25,000,000 on each scheduled increase date, subject to the satisfaction of certain terms and conditions for the increase. Tranche B Financing Commitment had scheduled increases on April 16, 2022, May 16, 2022 and June 16, 2022. The maximum principal amount for both Tranche A Financing Commitment and Tranche B Financing Commitment is $650,000,000. Amounts drawn under Tranche B Financing Commitment bear interest at either the SOFR rate plus an applicable spread of 1.95%, or an applicable base rate (which is the highest of a prime rate or the federal funds effective rate plus 0.50%) plus an applicable spread of 1.85%. The SPV also pays a fee of 0.30% on undrawn amounts and 0.20% administration fee on the maximum principal amount under the JPM Credit Facility and, in respect of each undrawn letter of credit, a fee and interest rate equal to the then-applicable margin under the JPM Credit Facility while the letter of credit is outstanding.
The reinvestment period under the JPM Credit Facility will terminate on May 5, 2024 and the JPM Credit Facility will mature on May 5, 2025. During the period from May 5, 2024 to May 5, 2025, the SPV will be obligated to make mandatory prepayments under the JPM Credit Facility out of the proceeds of certain asset sales, other recovery events and equity and debt issuances.

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Subject to certain exceptions, the JPM Credit Facility is secured by a first lien security interest in substantially all of the portfolio investments held by the SPV. The JPM Credit Facility includes customary covenants, including certain financial covenants related to asset coverage, shareholders’ equity and liquidity, certain limitations on the occurrence of additional indebtedness and liens, and other maintenance covenants, as well as usual and customary events of default for senior secured revolving credit facilities of this nature. As of June 30, 2022, the SPV was in compliance with all covenants and other requirements of the JPM Credit Facility.

The JPM Credit Facility consisted of the following as of June 30, 2022:

	June 30, 2022
	Total Facility	Borrowings Outstanding	Unused Portion (1)	Amount Available (2)
JPM Credit Facility	$525,000,000	$259,197,197	$265,802,803	$243,865,975

(1) The unused portion is the Total Facility less Borrowings Outstanding, an amount upon which commitment fees are based depending on daily spot and contract rates for EUR and GBP.
(2) Available for borrowing is based on the maximum commitment of the facility, the computation of collateral to support the borrowings, and is subject to compliance with applicable covenants and financial ratios.
As of June 30, 2022, $1,388,250 of interest expense and $83,637 of unused commitment fees were included in interest payable on borrowings in the Consolidated Statement of Assets and Liabilities.
During the six month period ended June 30, 2022, the Fund had secured borrowings of $273,241,419 and repayments of $269,179,029. As of June 30, 2022, there were $259,197,197 in secured borrowings outstanding. For the six month period ended June 30, 2022, the weighted average interest rate was 2.12% and the average principal debt outstanding was $272,603,515.

For the six month period ended June 30, 2022, the SPV incurred $3,097,415 of interest expense and unused commitment fees and $432,737 of amortization of deferred financing costs.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

7. MANDATORY REDEEMABLE PREFERRED SHARES

The Fund has authorized and issued two series of preferred shares, with a $0.001 par value per share and a liquidation preference of $25 per share, classified and designated as Series A Mandatory Redeemable Preferred Shares (the “Series A MRP Shares”) and Series B Mandatory Redeemable Preferred Shares (the “Series B MRP Shares” and together with the Series A MRP Shares, the “MRP Shares”).

On March 7, 2022, the Fund issued 1,520,000 Series A MRP Shares and 480,000 Series B MRP Shares for total proceeds of $50,000,000. On May 11, 2022, the Fund issued 4,480,000 Series A MRP Shares and 1,520,000 Series B MRP Shares for total proceeds of $150,000,000.

Each holder of MRP Shares is entitled to a liquidation preference of $25.00 per share (the “Liquidation Value”), plus an amount equal to all accumulated and unpaid dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full. With respect to distributions, including the payment of dividends and distribution of the Fund’s assets upon dissolution, liquidation or winding up, the MRP Shares are senior to all other classes and series of common shares of beneficial interest and rank on parity with any other preferred shares. The MRP Shares are recorded at amortized cost and has a carrying value of $197,854,833 included as a liability on the Consolidated Statement of Assets and Liabilities. The aggregate redemption amount of the MRP Shares is $200,000,000, which approximates fair value.

The holders of MRP Shares are entitled to receive quarterly cumulative cash dividends, at the rate per annum equal to 3.66% for Series A MRP Shares and 3.90% for Series B MRP Shares, with certain adjustments for changes in a series' rating (collectively, the “Applicable Rate”). Dividends on MRP Shares accumulate from and including the original issue date. Dividends on the MRP Shares are accrued daily, payable quarterly, and are included in Interest expense and fees on borrowings on the Consolidated Statement of Operations. For the six month period ended June 30, 2022, the Fund incurred $1,363,787 of interest expense related to the MRP Shares. Costs incurred in connection with the issuance of the MRP Shares are being amortized to expense over the life of each series of MRP Shares. For the six month period ended June 30, 2022, the Fund recorded $39,298 of amortization of deferred issuance costs related to the MRP Shares.

The outstanding shares of MRP Shares are subject to redemption at any time by notice of such redemption on a date selected by the Fund for such redemption (the “Redemption Date”). If the Fund elects to cause the redemption of the MRP Shares, each MRP Share will be redeemed for a price equal to 100% of such share’s Liquidation Value, plus an amount equal to accumulated but unpaid dividends and other distributions on the MRP Shares (whether or not earned or declared by the Fund, but excluding interest thereon), to, but excluding, the Redemption Date, plus the amount equal to the excess, if any, of the discounted value of the remaining scheduled payments with respect to the Liquidation Value of such MRP Share over the amount of such Liquidation Value; provided, however, the Fund may, at its option (i) redeem the Series A MRP Shares within 90 days prior to March 7, 2027 (the “Series A Term Redemption Date”) and (ii) redeem the Series B MRP Shares within 90 days prior to March 7, 2029 (the “Series B Term Redemption Date” and collectively with Series A Term Redemption Date, the “Term Redemption Dates”), each at the Liquidation Value plus accumulated but unpaid dividends and distributions thereon (whether or not earned or declared by the Fund, but excluding interest thereon) to, but excluding the Redemption Date.

The MRP Shares are not convertible into any other class or series of shares. Except for matters which do not require the vote of holders of MRP Shares under the 1940 Act and except as otherwise provided in the Fund's Declaration of Trust or bylaws, or as otherwise required by applicable law, each holder of MRP Shares shall be entitled to one vote for each MRP Share held on each matter submitted to a vote of shareholders of the Fund, and holders of outstanding preferred shares and common shares shall vote together as a single class on all matters submitted to shareholders. However, the holders of outstanding preferred shares shall be entitled, as a class, to the exclusion of the holders of shares of all other classes of beneficial interests of the Fund, to elect two Trustees of the Fund at all times. In addition, the holders of the outstanding preferred shares and common shares, voting together as a single class, shall elect the balance of the Trustees. However, the number of Trustees constituting the Board shall automatically increase by the smallest number that, when added to the two Trustees elected exclusively by the holders of outstanding preferred shares would constitute a majority of the Board as so increased by such smallest number, and the holders of preferred shares shall be entitled, voting as a class on a one vote per share basis (to the exclusion of the holders of all other securities and classes of shares of the Fund), to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect if: (i) at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on preferred shares equal to at least two full years’ dividends shall be due

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

and unpaid; or (ii) if at any time holders of any shares of preferred shares are entitled under the 1940 Act, to elect a majority of the Trustees of the Fund.

8. COMMITMENTS AND CONTINGENCIES
As of June 30, 2022, the Fund had unfunded commitments to fund delayed draw and revolving debt of $173,291,115 and $36,784,099, respectively. The unfunded debts’ fair value is included in the investments at fair value on the Consolidated Statement of Assets and Liabilities.

Investments—Corporate Loans		Unused Rate	Par / Principal Amount	Fair Value
520 Mezz Owner 2 LLC	Delayed Draw Term Loan	—%	$20,366,598	$(305,499)
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	1.00%	944,969	(11,746)
Advanced Web Technologies Holding Company	Revolver	0.50%	410,464	(5,102)
Alpine Acquisition Corp II	Delayed Draw Term Loan	1.00%	591,569	(19,309)
Alpine Acquisition Corp II	Revolver	0.50%	3,447,004	(112,511)
American Physician Partners, LLC	Revolver	0.50%	41,251	—
Applied Technical Services, LLC	Delayed Draw Term Loan	1.00%	131,311	(1,215)
Applied Technical Services, LLC	Delayed Draw Term Loan	1.00%	2,813,813	(26,045)
Applied Technical Services, LLC	Revolver	0.50%	237,154	(2,195)
Appriss Health, LLC	Revolver	0.50%	888,889	(21,583)
Apptio, Inc.	Revolver	0.50%	106,509	—
Ascend Buyer, LLC	Revolver	0.50%	1,483,462	(43,483)
Associations, Inc.	Delayed Draw Term Loan	1.00%	1,653,305	(16,533)
Associations, Inc.	Revolver	0.50%	413,282	(4,973)
Athenahealth, Inc.	Delayed Draw Term Loan	3.50%	521,739	(42,715)
Blackbird Purchaser, Inc.	Delayed Draw Term Loan	1.00%	6,129,474	(285,678)
Bubbles Bidco S.p.A. (1)	Delayed Draw Term Loan	—%	3,843,205	(19,216)
Bubbles Bidco S.p.A. (1)	Delayed Draw Term Loan	1.88%	2,365,049	(11,825)
Chemical Computing Group ULC	Revolver	0.50%	135,379	(2,326)
Chudy Group, LLC	Delayed Draw Term Loan	1.00%	459,770	(3,222)
Chudy Group, LLC	Revolver	0.50%	137,931	(967)
Convergint Technologies, LLC	Delayed Draw Term Loan	—%	421,622	(18,973)
DCA Investment Holdings, LLC	Delayed Draw Term Loan	1.00%	443,028	(11,114)
Diligent Corporation	Revolver	0.50%	58,600	(1,016)
DiversiTech Holdings, Inc.	Delayed Draw Term Loan	3.75%	514,286	(32,143)
Dwyer Instruments, Inc.	Delayed Draw Term Loan	1.00%	1,003,425	(13,138)
Dwyer Instruments, Inc.	Revolver	0.50%	625,834	(8,194)
Eliassen Group, LLC	Delayed Draw Term Loan	1.00%	3,894,536	(92,697)
Ellkay, LLC	Revolver	0.50%	1,785,651	(72,348)
EPS Nass Parent, Inc.	Delayed Draw Term Loan	0.50%	37,288	(1,060)
EPS Nass Parent, Inc.	Revolver	0.50%	60,542	(1,720)
Excel Fitness Holdings, Inc.	Revolver	0.50%	890,625	(17,813)
Flagship Intermediate Holdco, LLC	Delayed Draw Term Loan	1.00%	14,399,424	(516,963)
Forefront Management Holdings, LLC	Delayed Draw Term Loan	2.13%	543,654	(38,056)
Greenhouse Software, Inc.	Revolver	0.50%	735,294	(30,335)
Hadrian Acquisition Limited (1)	Delayed Draw Term Loan	—%	7,765,142	(252,367)
Hampton Rubber Company	Delayed Draw Term Loan	3.50%	635,593	—
Heartland Home Services, Inc.	Delayed Draw Term Loan	—%	3,228,505	(73,698)
Helios Buyer, Inc.	Revolver	0.50%	622,021	(8,660)
Hercules Borrower LLC	Delayed Draw Term Loan	—%	1,888,615	(88,848)
Hercules Borrower LLC	Revolver	0.50%	643,159	(8,533)
Higginbotham Insurance Agency, Inc.	Delayed Draw Term Loan	1.00%	3,772,998	(90,038)
Hoosier Intermediate, LLC	Revolver	0.50%	1,620,000	(83,827)
HS Spa Holdings Inc.	Revolver	0.50%	1,235,465	(24,709)

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

Investments—Corporate Loans		Unused Rate	Par / Principal Amount	Fair Value
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	1.00%	2,973,736	(43,019)
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	—%	2,985,000	(43,182)
Individual FoodService Holdings, LLC	Revolver	0.50%	413,500	(5,982)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	1.00%	258,900	(12,947)
IQN Holding Corp.	Delayed Draw Term Loan	1.00%	752,740	(7,527)
IQN Holding Corp.	Revolver	0.50%	488,923	(4,889)
Jeg's Automotive, LLC	Delayed Draw Term Loan	1.00%	4,166,667	(90,907)
Jeg's Automotive, LLC	Revolver	0.50%	1,093,750	(23,863)
Kaseya, Inc.	Delayed Draw Term Loan	0.50%	1,146,305	(22,926)
Kaseya, Inc.	Revolver	0.50%	2,054,054	(41,081)
LVF Holdings, Inc.	Delayed Draw Term Loan	1.00%	1,400,906	(92,505)
LVF Holdings, Inc.	Revolver	0.50%	227,647	(15,032)
Material Holdings, LLC	Delayed Draw Term Loan	—%	1,437,064	(66,937)
Material Holdings, LLC	Revolver	1.00%	460,358	(21,443)
Maverick Acquisition, Inc.	Delayed Draw Term Loan	1.00%	1,403,621	(97,205)
Maverick Acquisition, Inc.	Delayed Draw Term Loan	1.00%	8,557,403	(592,624)
Medical Manufacturing Technologies, LLC	Delayed Draw Term Loan	1.00%	4,441,965	(135,466)
Medical Manufacturing Technologies, LLC	Revolver	0.50%	903,888	(27,566)
MMIT Holdings, LLC	Revolver	0.50%	979,526	(30,693)
National Technical Systems, Inc.	Revolver	0.50%	147,660	(715)
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan	0.50%	5,347,594	(106,952)
North Haven Fairway Buyer, LLC	Delayed Draw Term Loan	0.50%	3,602,306	(72,046)
North Haven Fairway Buyer, LLC	Revolver	0.50%	2,403,846	(48,077)
Oak Purchaser, Inc.	Delayed Draw Term Loan	0.50%	2,444,809	(20,872)
Oak Purchaser, Inc.	Revolver	0.50%	583,878	(4,985)
PF Atlantic Holdco 2, LLC	Revolver	0.50%	1,724,093	(58,531)
PF Atlantic Holdco 2, LLC	Delayed Draw Term Loan	0.75%	5,948,119	(201,931)
Pound Bidco, Inc.	Revolver	0.50%	996,678	—
PXO Holdings III Corp.	Delayed Draw Term Loan	1.00%	3,286,630	(107,849)
PXO Holdings III Corp.	Revolver	0.50%	1,314,652	(43,140)
Quantic Electronics, LLC	Delayed Draw Term Loan	1.00%	810,367	(25,513)
Quantic Electronics, LLC	Revolver	0.50%	360,554	(11,352)
R&F International Sub 2 Ltd. (1)	Delayed Draw Term Loan	—%	23,433,104	(374,930)
Refficiency Holdings LLC	Delayed Draw Term Loan	3.75%	529,363	(34,276)
Rome Bidco Ltd. (1)	Delayed Draw Term Loan	2.71%	3,545,535	(106,366)
RSC Acquisition, Inc.	Delayed Draw Term Loan	0.50%	1,226,304	(45,883)
RSC Acquisition, Inc.	Delayed Draw Term Loan	0.50%	1,683,030	(62,972)
Sapphire Telecom, Inc.	Revolver	0.50%	492,413	(50,234)
Smarsh, Inc.	Delayed Draw Term Loan	1.00%	1,020,360	(41,962)
Smarsh, Inc.	Revolver	0.50%	255,090	(10,490)
Speedstar Holding Corporation	Delayed Draw Term Loan	1.00%	927,325	6,629
Spotless Brands, LLC	Delayed Draw Term Loan	—%	9,984,235	(199,685)
Spotless Brands, LLC	Revolver	—%	1,081,081	(21,622)
Tank Holding Corp.	Revolver	0.50%	965,517	(38,412)
Trafigura PTE Ltd.	Revolver	0.50%	2,590,080	—
Wineshipping.com LLC	Delayed Draw Term Loan	1.00%	1,608,809	(39,239)
Wineshipping.com LLC	Revolver	0.50%	1,668,395	(40,692)
Unfunded Commitments Total			$210,075,214	$(5,560,284)
(1) Par / Principal Amount is converted to USD using the USD/GBP of 0.82, and USD/EUR of 0.95 on 6/30/2022
The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered to be remote.
9. SHARES OF BENEFICIAL INTEREST
The following table summarizes transactions in shares of beneficial interest during the six month period ended June 30, 2022 and the year ended December 31, 2021:

	Six Months Ended June 30, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
CLASS A
Sold	2,071,717	$18,312,490	3,058,466	$27,355,807
Dividends and/or distributions reinvested	59,688	511,300	55,549	499,920
Repurchased	(20,677)	(181,821)	(4,649)	(41,872)
Net increase (decrease)	2,110,728	$18,641,969	3,109,366	$27,813,855
CLASS I
Sold	12,621,842	$112,006,250	17,679,628	$159,304,391
Dividends and/or distributions reinvested	597,240	5,149,734	534,464	4,832,762
Repurchased	(2,750,438)	(23,960,460)	(1,245,952)	(11,205,265)
Net increase (decrease)	10,468,644	$93,195,524	16,968,140	$152,931,888
CLASS L
Sold	132,771	$1,173,688	21,644	$194,251
Dividends and/or distributions reinvested	926	7,794	192	1,723
Repurchased	—	—	(278,178)	(2,467,520)
Net increase (decrease)	133,697	$1,181,482	(256,342)	$(2,271,546)
CLASS M
Sold	2,982,179	$25,769,259	1,633,048	$14,720,121
Dividends and/or distributions reinvested	61,683	531,283	59,911	541,848
Repurchased	(34,352)	(306,767)	(35,174)	(319,024)
Net increase (decrease)	3,009,510	$25,993,775	1,657,785	$14,942,945
CLASS N
Sold	44,997,590	$398,052,751	51,121,491	$458,138,043
Dividends and/or distributions reinvested	922,713	7,919,477	894,359	8,051,811
Repurchased	(9,558,356)	(80,721,634)	(1,330,846)	(11,969,792)
Net increase (decrease)	36,361,947	$325,250,594	50,685,004	$454,220,062
CLASS Y
Sold	1,742	$15,024	56,971	$501,000
Dividends and/or distributions reinvested	1,263	10,867	2,257	20,264
Repurchased	—	—	(1,087,221)	(9,632,866)
Net increase (decrease)	3,005	$25,891	(1,027,993)	$(9,111,602)

The Fund has the authority to issue unlimited shares of beneficial interest of each class, $0.001 per share par value. The Fund's shares are offered on a daily basis, and subject to applicable law, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund's outstanding shares of beneficial interest ("Shares") at NAV. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased; however, the Fund may, but is not required

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited) (Continued)

to, repurchase an additional amount of Shares, not to exceed 2% of its outstanding Shares on the expiration of the repurchase offer. The Fund does not currently intend to list its Shares for trading on any national securities exchange.
The following table summarizes the share repurchases completed during the six month period ended June 30, 2022:

Three months ended	Shares Repurchased	Purchase Price per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased (1)
March 31, 2022	3,426,287	$8.90	$30,495,393	6,469,994	5.00%	2.65%
June 30, 2022	8,742,574	$8.34	$72,954,944	7,480,216	5.00%	5.84%
Total	12,168,861		$103,450,337
(1) The June 30, 2022 repurchase offer was oversubscribed and the Fund elected to repurchase the full 5.84% requested by shareholders.
10. LITIGATION
The Fund may become party to certain lawsuits in the ordinary course of business. The Fund does not believe that the outcome of current matters, if any, will materially impact the Fund or its consolidated financial statements. As of June 30, 2022, the Fund was not subject to any material legal proceedings, nor, to the Fund’s knowledge, is any material legal proceeding threatened against the Fund.
In addition, portfolio investments of the Fund could be the subject of litigation or regulatory investigations in the ordinary course of business. The Fund does not believe that the outcome of any current contingent liabilities of its portfolio investments, if any, will materially affect the Fund or these consolidated financial statements.
11. TAX
The Fund has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of June 30, 2022.
In the normal course of business, the Fund is subject to examination by federal and certain state, local and foreign tax regulators. As of June 30, 2022, the Fund had filed tax returns and therefore is subject to examination.
The Fund’s taxable income for each period is an estimate and will not be finally determined until the Fund files its tax return for each year. Therefore, the final taxable income, and the taxable income earned in each period and carried forward for distribution in the following period, may be different than this estimate. For the six month period ended June 30, 2022 the Fund made distributions of $39,783,279, in which the final tax character of income will be determined at year end.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the partnerships and non-deductible expenses adjustments.

For the Period Ended June 30, 2022
Federal tax cost of securities	$1,894,891,254
Gross unrealized appreciation	$6,646,065
Gross unrealized depreciation	$(118,425,456)
Net unrealized appreciation (depreciation)	$(111,779,391)

12. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued, except as disclosed below.
On June 9, 2022, the Fund’s Board of Trustees approved an amendment to the Investment Advisory Agreement that reduces the incentive fee rate the Advisor is entitled to receive from 17.5% to 15.0%. This amendment is effective July 1, 2022.
On August 24, 2022, the Fund began offering Class U shares. Class U shares are not subject to a sales load. The Fund may charge a distribution fee of 0.75% per year on Class U Shares.
Subsequent to June 30, 2022, the Fund began conducting a private offering of Series C Mandatory Redeemable Preferred Shares (“Series C MRP Shares”) to certain institutional investors. The Fund raised total gross proceeds of $100,000,000, with a dividend rate of 6% per annum, payable quarterly, with a five year term.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS (Unaudited)

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines whereby it has delegated the responsibility for voting proxies relating to portfolio securities held by the Fund (“portfolio proxies”) to the Adviser as part of the Adviser's general management of the Fund's portfolio, subject to the continuing oversight of the Board. The Adviser votes portfolio proxies in accordance with its proxy voting policies and procedures, which are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.
The right to vote a portfolio proxy is an asset of the Fund. The Adviser acts as a fiduciary of the Fund and must vote portfolio proxies in a manner consistent with the best interest of the Fund and its shareholders. As part of this duty, the Adviser recognizes that it must vote portfolio proxies in a timely manner free of conflicts of interest and in what it perceives to be the best interest of the Fund and its shareholders.
The Adviser’s proxy voting decisions will be made by its investment committee. The Adviser will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by the Fund. Although the Adviser will generally vote against proposals that may have a negative impact on Fund portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.
To ensure that the vote is not the product of a conflict of interest, the Adviser requires that: (1) anyone involved in the decision making process disclose to the Adviser’s investment committee, any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
The Fund and Adviser’s policies and procedures collectively describe how the Fund votes portfolio proxies. A summary description of the Fund and Adviser’s proxy voting policies and procedures is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at (833) 677-3646, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov.

CARLYLE TACTICAL PRIVATE CREDIT FUND

Adviser	Carlyle Global Credit Investment Management L.L.C.

Distributor	Foreside Fund Services, LLC

Transfer Agent	DST Systems, Inc.

Legal Counsel	Dechert LLP

Ticker Symbols
Class A	TAKAX
Class I	TAKIX
Class L	TAKLX
Class M	TAKMX
Class N	TAKNX
Class Y	TAKYX

© 2022 The Carlyle Group Inc. All rights reserved.

PRIVACY NOTICE
As a Carlyle Tactical Private Credit Fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources
We obtain non-public personal information about our shareholders from the following sources:
• The Subscription Agreement and other applications and forms.
• Your transactions with us, our affiliates or others.

Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information
We may use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

Who We Are
This notice describes the privacy policy of the Carlyle Tactical Private Credit Fund. This notice was last updated as of April 2020. In the event it is updated or changed, we will post an updated notice on our website at www.CarlyleTacticalCredit.com. If you have any questions about this privacy policy write to us at P.O. Box 219895, Kansas City, MO 64121-9895, or call us at (833) 677-3646.

This report must be preceded or accompanied by a prospectus.

Visit Us
CarlyleTacticalCredit.com
Call Us
833 677 3646

The Fund is distributed by Foreside Fund Services, LLC,
Three Canal Plaza, Suite 100, Portland, Maine 04101
All rights reserved.

CTACSAR 08312022

Item 2. Code of Ethics

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants
Not applicable to semiannual reports.

Item 6. Schedule of Investments
(a)The complete schedule of investments is included in Item 1 of this Form N-CSR.
(b)Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
(a)(1)Not applicable to semiannual reports.
(a)(2)Not applicable to semiannual reports.
(a)(3)Not applicable to semiannual reports.
(a)(4)Not applicable to semiannual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No purchases were made during the reporting period by or on behalf of the Fund or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Fund’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders

For the period covered by this Form N-CSR filing, there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures

(a)Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of June 30, 2022, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a)Not applicable.
(b)Not applicable.

Item 13. Exhibits

(a)(1)Not applicable to semiannual reports.
(a)(2)A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.
(a)(3)Not applicable.
(a)(4)Not applicable.
(b)Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carlyle Tactical Private Credit Fund

/s/ Brian Marcus
By: Brian Marcus
Principal Executive Officer
Date: August 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Brian Marcus
By: Brian Marcus
Principal Executive Officer
Date: August 29, 2022

/s/ Peter Gaunt
By: Peter Gaunt
Principal Financial Officer
Date: August 29, 2022